Exhibit 99.2

CITIGROUP - QUARTERLY FINANCIAL DATA SUPPLEMENT	4Q15

Page
Citigroup Consolidated
Financial Summary	1
Consolidated Statement of Income	2
Consolidated Balance Sheet	3
Segment Detail
Net Revenues	4
Income	5
Citicorp
Income Statement and Balance Sheet Data	6
Global Consumer Banking (GCB)	7 - 8
North America	9 - 11
Latin America	12 - 13
Asia (1)	14 - 15
Institutional Clients Group (ICG)	16
Revenues by Business	17

Corporate / Other	18

Regional Totals
North America	19
EMEA	20
Latin America	21
Asia	22

Citi Holdings
Income Statement and Balance Sheet Data	23
Consumer Key Indicators	24 - 25

Citigroup Supplemental Detail
Average Balances and Interest Rates	26
Deposits	27
Loans
Citicorp	28
Citi Holdings / Total Citigroup	29
Consumer Loan Delinquency Amounts and Ratios
90+ Days	30
30-89 Days	31
Allowance for Credit Losses
Total Citigroup	32
Consumer and Corporate	33 - 34
Components of Provision for Loan Losses
Citicorp	35
Citi Holdings / Total Citigroup	36
Non-Accrual Assets
Total Citigroup	37
Citicorp	38
Citi Holdings	39

Reconciliation of Non-GAAP Financial Measures	40

(1)   For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

CITIGROUP — FINANCIAL SUMMARY (In millions of dollars, except per share amounts, and as otherwise noted)

						4Q15 Increase/		Full	Full	FY 2015 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2014 Increase/
	2014	2015	2015	2015	2015	3Q15	4Q14	2014	2015	(Decrease)

Total Revenues, Net of Interest Expense	$17,899	$19,736	$19,470	$18,692	$18,456	(1)%	3%	$77,219	$76,354	(1)%
Total Operating Expenses	14,426	10,884	10,928	10,669	11,134	4%	(23)%	55,051	43,615	(21)%
Net Credit Losses (NCLs)	2,248	1,957	1,920	1,663	1,762	6%	(22)%	8,973	7,302	(19)%
Credit Reserve Build / (Release)	(367)	(202)	(405)	(81)	494	NM	NM	(2,145)	(194)	91%
Provision for Unfunded Lending Commitments	(74)	(37)	(48)	65	94	45%	NM	(162)	74	NM
Provision for Benefits and Claims	206	197	181	189	164	(13)%	(20)%	801	731	(9)%
Provisions for Credit Losses and for Benefits and Claims	$2,013	$1,915	$1,648	$1,836	$2,514	37%	25%	$7,467	$7,913	6%
Income from Continuing Operations before Income Taxes	1,460	6,937	6,894	6,187	4,808	(22)%	NM	14,701	24,826	69%
Income Taxes (benefits)	1,077	2,120	2,036	1,881	1,403	(25)%	30%	7,197	7,440	3%
Income from Continuing Operations	$383	$4,817	$4,858	$4,306	$3,405	(21)%	NM	$7,504	$17,386	NM
Income (Loss) from Discontinued Operations, net of Taxes	(1)	(5)	6	(10)	(45)	NM	NM	(2)	(54)	NM
Net Income before Noncontrolling Interests	382	4,812	4,864	4,296	3,360	(22)%	NM	7,502	17,332	NM
Net Income Attributable to Noncontrolling Interests	38	42	18	5	25	NM	(34)%	192	90	(53)%
Citigroup’s Net Income	$344	$4,770	$4,846	$4,291	$3,335	(22)%	NM	$7,310	$17,242	NM

Diluted Earnings Per Share:
Income from Continuing Operations	$0.06	$1.51	$1.51	$1.36	$1.03	(24)%	NM	$2.20	$5.42	NM
Citigroup’s Net Income	$0.06	$1.51	$1.51	$1.35	$1.02	(24)%	NM	$2.20	$5.40	NM
Shares (in millions):
Average Basic	3,025.6	3,034.2	3,020.0	2,993.3	2,968.3	(1)%	(2)%	3,031.6	3,004.0	(1)%
Average Diluted	3,031.5	3,039.3	3,025.0	2,996.9	2,969.5	(1)%	(2)%	3,037.0	3,007.7	(1)%
Common Shares Outstanding, at period end	3,023.9	3,034.1	3,009.8	2,979.0	2,953.3	(1)%	(2)%

Preferred Dividends - Basic	$159	$128	$202	$174	$265	52%	67%	$511	$769	50%
Preferred Dividends - Diluted	$159	$128	$202	$174	$265	52%	67%	$511	$769	50%

Income Allocated to Unrestricted Common Shareholders - Basic
Income from Continuing Operations	$183	$4,585	$4,574	$4,070	$3,072	(25)%	NM	$6,690	$16,302	NM
Citigroup’s Net Income	$182	$4,580	$4,580	$4,061	$3,028	(25)%	NM	$6,688	$16,249	NM

Income Allocated to Unrestricted Common Shareholders - Diluted
Income from Continuing Operations	$183	$4,585	$4,574	$4,070	$3,072	(25)%	NM	$6,691	$16,302	NM
Citigroup’s Net Income	$182	$4,580	$4,580	$4,061	$3,028	(25)%	NM	$6,689	$16,249	NM

Regulatory Capital Ratios and Performance Metrics:
Common Equity Tier 1 Capital Ratio (1) (2)	10.57%	11.06%	11.37%	11.67%	12.0%
Tier 1 Capital Ratio (1) (2)	11.45%	12.07%	12.54%	12.91%	13.4%
Total Capital Ratio (1) (2)	12.80%	13.38%	14.14%	14.60%	15.2%
Supplementary Leverage Ratio (2) (3)	5.94%	6.44%	6.72%	6.85%	7.1%
Return on Average Assets	0.07%	1.04%	1.06%	0.94%	0.74%			0.39%	0.95%
Return on Average Common Equity	0.4%	9.4%	9.1%	8.0%	5.9%
Efficiency Ratio (Total Operating Expenses/Total Revenues, net)	81%	55%	56%	57%	60%			71%	57%

Balance Sheet Data (in billions of dollars, except Book Value Per Share):
Total Assets	$1,842.2	$1,831.8	$1,829.4	$1,808.4	$1,731.2	(4)%	(6)%
Total Average Assets	1,900.2	1,853.1	1,839.7	1,818.4	1,784.3	(2)%	(6)%	$1,896.8	$1,823.9	(4)%
Total Deposits(4)	899.3	899.6	908.0	904.2	907.9	—	1%
Citigroup’s Stockholders’ Equity	210.2	214.6	219.4	220.8	221.9	—	6%
Book Value Per Share	66.05	66.79	68.27	69.03	69.46	1%	5%
Tangible Book Value Per Share(5)	56.71	57.66	59.18	60.07	60.61	1%	7%

Direct Staff (in thousands)	241	239	238	239	231	(3)%	(4)%

(1)              Citigroup’s risk-based capital ratios, which reflect full implementation of the U.S. Basel III rules, are non-GAAP financial measures. These ratios are calculated under the Basel III Advanced Approaches framework.  See page 40 for a reconciliation of Citi’s Common Equity Tier 1 Capital to reported results.

(2)              December 31, 2015 ratios are preliminary.

(3)              Citigroup’s Supplementary Leverage Ratio (SLR), which reflects full implementation of the U.S. Basel III rules, is a non-GAAP financial measure.  See page 40 for a reconciliation of this measure to reported results.

(4)              Beginning December 31, 2014, approximately $21 billion of Deposits (and corresponding assets) were reclassified to held-for-sale within Other liabilities and Other assets, respectively, as a result of Citigroup’s entry into an agreement in December 2014 to sell its Japan retail banking business, which was reported in Citi Holdings.  The sale was completed on November 1, 2015.

(5)              Tangible book value per share is a non-GAAP financial measure.  See page 40 for a reconciliation of this measure to reported results.

Note:  Ratios and variance percentages are calculated based on the displayed amounts.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED STATEMENT OF INCOME (In millions of dollars)

						4Q15 Increase/		Full	Full	FY 2015 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2014 Increase/
	2014	2015	2015	2015	2015	3Q15	4Q14	2014	2015	(Decrease)
Revenues
Interest revenue	$15,260	$14,600	$14,873	$14,714	$14,364	(2)%	(6)%	$61,683	$58,551	(5)%
Interest expense	3,159	3,028	3,051	2,941	2,901	(1)%	(8)%	13,690	11,921	(13)%
Net interest revenue	12,101	11,572	11,822	11,773	11,463	(3)%	(5)%	47,993	46,630	(3)%

Commissions and fees	3,127	3,170	3,194	2,732	2,752	1%	(12)%	13,032	11,848	(9)%
Principal transactions	418	1,971	2,173	1,327	537	(60)%	28%	6,698	6,008	(10)%
Administrative and other fiduciary fees	946	962	995	870	821	(6)%	(13)%	4,013	3,648	(9)%
Realized gains (losses) on investments	222	307	183	151	41	(73)%	(82)%	570	682	20%
Other-than-temporary impairment losses on investments and other assets	(95)	(72)	(43)	(80)	(70)	13%	26%	(424)	(265)	38%
Insurance premiums	497	497	482	464	402	(13)%	(19)%	2,110	1,845	(13)%
Other revenue	683	1,329	664	1,455	2,510	73%	NM	3,227	5,958	85%
Total non-interest revenues	5,798	8,164	7,648	6,919	6,993	1%	21%	29,226	29,724	2%
Total revenues, net of interest expense	17,899	19,736	19,470	18,692	18,456	(1)%	3%	77,219	76,354	(1)%

Provisions for Credit Losses and for Benefits and Claims

Net credit losses	2,248	1,957	1,920	1,663	1,762	6%	(22)%	8,973	7,302	(19)%
Credit reserve build / (release)	(367)	(202)	(405)	(81)	494	NM	NM	(2,145)	(194)	91%
Provision for loan losses	1,881	1,755	1,515	1,582	2,256	43%	20%	6,828	7,108	4%
Provison for Policyholder benefits and claims	206	197	181	189	164	(13)%	(20)%	801	731	(9)%
Provision for unfunded lending commitments	(74)	(37)	(48)	65	94	45%	NM	(162)	74	NM
Total provisions for credit losses and for benefits and claims	2,013	1,915	1,648	1,836	2,514	37%	25%	7,467	7,913	6%

Operating Expenses
Compensation and benefits	5,807	5,520	5,483	5,321	5,445	2%	(6)%	23,959	21,769	(9)%
Premises and Equipment	750	709	737	722	710	(2)%	(5)%	3,178	2,878	(9)%
Technology / communication expense	1,657	1,600	1,656	1,628	1,697	4%	2%	6,436	6,581	2%
Advertising and marketing expense	484	392	393	391	371	(5)%	(23)%	1,844	1,547	(16)%
Other operating	5,728	2,663	2,659	2,607	2,911	12%	(49)%	19,634	10,840	(45)%
Total operating expenses	14,426	10,884	10,928	10,669	11,134	4%	(23)%	55,051	43,615	(21)%

Income from Continuing Operations before Income Taxes	1,460	6,937	6,894	6,187	4,808	(22)%	NM	14,701	24,826	69%
Provision (benefits) for income taxes	1,077	2,120	2,036	1,881	1,403	(25)%	30%	7,197	7,440	3%

Income from Continuing Operations	383	4,817	4,858	4,306	3,405	(21)%	NM	7,504	17,386	NM
Discontinued Operations
Income (Loss) from Discontinued Operations	(2)	(8)	9	(15)	(69)	NM	NM	10	(83)	NM
Gain (Loss) on Sale	—	—	—	—	—	—	—	—	—	—
Provision (benefits) for income taxes	(1)	(3)	3	(5)	(24)	NM	NM	12	(29)	NM
Income (Loss) from Discontinued Operations, net of taxes	(1)	(5)	6	(10)	(45)	NM	NM	(2)	(54)	NM

Net Income before Noncontrolling Interests	382	4,812	4,864	4,296	3,360	(22)%	NM	7,502	17,332	NM

Net Income attributable to noncontrolling interests	38	42	18	5	25	NM	(34)%	192	90	(53)%
Citigroup’s Net Income	$344	$4,770	$4,846	$4,291	$3,335	(22)%	NM	$7,310	$17,242	NM

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP CONSOLIDATED BALANCE SHEET (In millions of dollars)

						4Q15 Increase/
	December 31,	March 31,	June 30,	September 30,	December 31,	(Decrease) from
	2014	2015	2015	2015	2015 (1)	3Q15	4Q14
Assets
Cash and due from banks (including segregated cash and other deposits)	$32,108	$21,880	$23,413	$21,726	$20,900	(4)%	(35)%
Deposits with banks	128,089	133,896	130,685	137,935	112,197	(19)%	(12)%
Fed funds sold and securities borr’d or purch under agree. to resell	242,570	239,015	237,054	231,695	219,675	(5)%	(9)%
Brokerage receivables	28,419	35,637	43,921	37,875	27,683	(27)%	(3)%
Trading account assets	296,786	302,983	279,197	266,946	249,956	(6)%	(16)%
Investments
Available-for-sale and non-marketable equity securities	309,522	303,561	301,955	308,499	306,740	(1)%	(1)%
Held-to-maturity	23,921	23,254	30,166	33,940	36,215	7%	51%
Total Investments	333,443	326,815	332,121	342,439	342,955	—	3%
Loans, net of unearned income
Consumer	369,970	341,706	342,349	333,373	329,783	(1)%	(11)%
Corporate	274,665	279,348	289,769	289,071	287,834	—	5%
Loans, net of unearned income	644,635	621,054	632,118	622,444	617,617	(1)%	(4)%
Allowance for loan losses	(15,994)	(14,598)	(14,075)	(13,626)	(12,626)	7%	21%
Total loans, net	628,641	606,456	618,043	608,818	604,991	(1)%	(4)%
Goodwill	23,592	23,150	23,012	22,444	22,349	—	(5)%
Intangible assets (other than MSRs)	4,566	4,244	4,071	3,880	3,721	(4)%	(19)%
Mortgage servicing rights (MSRs)	1,845	1,685	1,924	1,766	1,781	1%	(3)%
Other assets (2)	122,122	136,040	135,929	132,832	125,002	(6)%	2%
Total assets	$1,842,181	$1,831,801	$1,829,370	$1,808,356	$1,731,210	(4)%	(6)%

Liabilities
Non-interest-bearing deposits in U.S. offices	$128,958	$136,568	$135,013	$141,425	$139,249	(2)%	8%
Interest-bearing deposits in U.S. offices	284,978	275,423	268,947	267,057	280,234	5%	(2)%
Total U.S. Deposits	413,936	411,991	403,960	408,482	419,483	3%	1%
Non-interest-bearing deposits in offices outside the U.S.	70,925	71,653	72,629	73,188	71,577	(2)%	1%
Interest-bearing deposits in offices outside the U.S.	414,471	416,003	431,448	422,573	416,827	(1)%	1%
Total International Deposits	485,396	487,656	504,077	495,761	488,404	(1)%	1%

Total deposits (2)	899,332	899,647	908,037	904,243	907,887	—	1%
Fed funds purch and securities loaned or sold under agree. to repurch.	173,438	175,371	177,012	168,604	146,496	(13)%	(16)%
Brokerage payables	52,180	58,252	54,867	59,557	53,722	(10)%	3%
Trading account liabilities	139,036	142,438	136,295	125,981	117,512	(7)%	(15)%
Short-term borrowings	58,335	39,405	25,907	23,715	21,079	(11)%	(64)%
Long-term debt	223,080	210,522	211,845	213,533	201,275	(6)%	(10)%
Other liabilities (2) (3)	85,084	90,143	94,582	90,586	60,147	(34)%	(29)%
Total liabilities	$1,630,485	$1,615,778	$1,608,545	$1,586,219	$1,508,118	(5)%	(8)%

Equity
Stockholders’ equity
Preferred stock	$10,468	$11,968	$13,968	$15,218	$16,718	10%	60%
Common stock	31	31	31	31	31	—	—
Additional paid-in capital	107,979	108,124	108,219	108,261	108,288	—	—
Retained earnings	117,852	122,463	126,954	130,921	133,841	2%	14%
Treasury stock	(2,929)	(3,275)	(4,628)	(6,326)	(7,677)	(21)%	NM
Accumulated other comprehensive income (loss)	(23,216)	(24,691)	(25,104)	(27,257)	(29,344)	(8)%	(26)%
Total common equity	$199,717	$202,652	$205,472	$205,630	$205,139	—	3%

Total Citigroup stockholders’ equity	$210,185	$214,620	$219,440	$220,848	$221,857	—	6%
Noncontrolling interests	1,511	1,403	1,385	1,289	1,235	(4)%	(18)%
Total equity	211,696	216,023	220,825	222,137	223,092	—	5%
Total liabilities and equity	$1,842,181	$1,831,801	$1,829,370	$1,808,356	$1,731,210	(4)%	(6)%

(1)                          Preliminary

(2)                          See footnote 4 on page 1.

(3)                          Includes allowance for credit losses for letters of credit and unfunded lending commitments.  See page 32 for amounts by period.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL NET REVENUES (In millions of dollars)

						4Q15 Increase/		Full	Full	FY 2015 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2014 Increase/
	2014	2015	2015	2015	2015	3Q15	4Q14	2014	2015	(Decrease)
CITICORP
Global Consumer Banking
North America	$5,096	$4,994	$4,823	$4,821	$4,810	—	(6)%	$19,669	$19,448	(1)%
Latin America	2,069	1,835	1,848	1,923	1,717	(11)%	(17)%	8,460	7,323	(13)%
Asia (1)	1,863	1,833	1,878	1,716	1,664	(3)%	(11)%	7,888	7,091	(10)%
Total	9,028	8,662	8,549	8,460	8,191	(3)%	(9)%	36,017	33,862	(6)%

Institutional Clients Group
North America	2,539	3,402	3,641	3,344	2,718	(19)%	7%	12,940	13,105	1%
EMEA	2,019	2,860	2,522	2,354	2,063	(12)%	2%	9,415	9,799	4%
Latin America	975	991	898	1,153	876	(24)%	(10)%	4,098	3,918	(4)%
Asia	1,627	1,775	1,817	1,746	1,588	(9)%	(2)%	6,599	6,926	5%
Total	7,160	9,028	8,878	8,597	7,245	(16)%	1%	33,052	33,748	2%

Corporate / Other	(93)	212	370	218	107	(51)%	NM	301	907	NM

Total Citicorp	16,095	17,902	17,797	17,275	15,543	(10)%	(3)%	69,370	68,517	(1)%

Total Citi Holdings	1,804	1,834	1,673	1,417	2,913	NM	61%	7,849	7,837	—

Total Citigroup - Net Revenues	17,899	19,736	19,470	18,692	18,456	(1)%	3%	77,219	76,354	(1)%

Credit valuation adjustments (CVA) on derivatives (counterparty and own-credit), net of hedges; funding valuation adjustments (FVA) on derivatives; and debt valuation adjustments (DVA) on Citigroup’s fair value option liabilities {collectively referred to as CVA/DVA} (2)	7	(73)	312	196	(181)	NM	NM	(390)	254	NM

Total Citigroup - Net Revenues - Excluding CVA/DVA (3)	$17,892	$19,809	$19,158	$18,496	$18,637	1%	4%	$77,609	$76,100	(2)%

(1)                   For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(2)                   Included, as applicable, in Citicorp-Institutional Clients Group and Citi Holdings lines above.

(3)                   Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITIGROUP SEGMENT DETAIL INCOME (In millions of dollars)

						4Q15 Increase/		Full	Full	FY 2015 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2014 Increase/
	2014	2015	2015	2015	2015	3Q15	4Q14	2014	2015	(Decrease)
Income from Continuing Operations:
CITICORP
Global Consumer Banking
North America	$1,137	$1,140	$1,067	$1,063	$985	(7)%	(13)%	$4,412	$4,255	(4)%
Latin America	263	244	225	312	147	(53)%	(44)%	1,158	928	(20)%
Asia (1)	288	341	338	307	213	(31)%	(26)%	1,249	1,199	(4)%
Total	1,688	1,725	1,630	1,682	1,345	(20)%	(20)%	6,819	6,382	(6)%

Institutional Clients Group
North America	652	1,035	1,156	947	483	(49)%	(26)%	4,113	3,621	(12)%
EMEA	218	921	680	483	204	(58)%	(6)%	2,034	2,288	12%
Latin America	300	384	352	459	133	(71)%	(56)%	1,345	1,328	(1)%
Asia	507	624	647	521	422	(19)%	(17)%	2,042	2,214	8%
Total	1,677	2,964	2,835	2,410	1,242	(48)%	(26)%	9,534	9,451	(1)%

Corporate / Other	(3,066)	(19)	230	183	101	(45)%	NM	(5,375)	495	NM

Total Citicorp	299	4,670	4,695	4,275	2,688	(37)%	NM	10,978	16,328	49%

Total Citi Holdings	84	147	163	31	717	NM	NM	(3,474)	1,058	NM

Income From Continuing Operations	383	4,817	4,858	4,306	3,405	(21)%	NM	7,504	17,386	NM

Discontinued Operations	(1)	(5)	6	(10)	(45)	NM	NM	(2)	(54)	NM

Net Income Attributable to Noncontrolling Interests	38	42	18	5	25	NM	(34)%	192	90	(53)%

Citigroup’s Net Income	$344	$4,770	$4,846	$4,291	$3,335	(22)%	NM	$7,310	$17,242	NM

CVA/DVA (after-tax) (2)	4	(47)	196	127	(114)	NM	NM	(240)	162	NM

Total Citigroup - Net Income - Excluding CVA/DVA (3)	$340	$4,817	$4,650	$4,164	$3,449	(17)%	NM	$7,550	$17,080	NM

(1)                   For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(2)                   Included, as applicable, in Citicorp-Institutional Clients Group and Citi Holdings lines above.

(3)                   Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP INCOME STATEMENT AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

						4Q15 Increase/		Full	Full	FY 2015 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2014 Increase/
	2014	2015	2015	2015	2015	3Q15	4Q14	2014	2015	(Decrease)
Revenues
Net interest revenue	$11,042	$10,517	$10,821	$10,799	$10,789	—	(2)%	$43,402	$42,926	(1)%
Non-interest revenue	5,053	7,385	6,976	6,476	4,754	(27)%	(6)%	25,968	25,591	(1)%
Total revenues, net of interest expense	16,095	17,902	17,797	17,275	15,543	(10)%	(3)%	69,370	68,517	(1)%

Provisions for Credit Losses and for Benefits and Claims
Net credit losses	1,831	1,549	1,662	1,445	1,580	9%	(14)%	7,136	6,236	(13)%
Credit reserve build / (release)	(153)	(6)	(235)	128	422	NM	NM	(1,238)	309	NM
Provision for loan losses	1,678	1,543	1,427	1,573	2,002	27%	19%	5,898	6,545	11%
Provision for benefits and claims	39	28	21	28	30	7%	(23)%	144	107	(26)%
Provision for unfunded lending commitments	(74)	(32)	(47)	84	95	13%	NM	(152)	100	NM
Total provisions for credit losses and for benefits and claims	1,643	1,539	1,401	1,685	2,127	26%	29%	5,890	6,752	15%

Total operating expenses	13,123	9,727	9,824	9,524	9,925	4%	(24)%	45,362	39,000	(14)%

Income from Continuing Operations before
Income Taxes	1,329	6,636	6,572	6,066	3,491	(42)%	NM	18,118	22,765	26%
Provision for income taxes	1,030	1,966	1,877	1,791	803	(55)%	(22)%	7,140	6,437	(10)%

Income from Continuing Operations	299	4,670	4,695	4,275	2,688	(37)%	NM	10,978	16,328	49%

Income (loss) from Discontinued Operations, net of taxes	(1)	(5)	6	(10)	(45)	NM	NM	(2)	(54)	NM

Noncontrolling interests	38	41	18	5	15	NM	(61)%	186	79	(58)%
Citicorp’s Net Income	$260	$4,624	$4,683	$4,260	$2,628	(38)%	NM	$10,790	$16,195	50%

Balance Sheet Data (in billions of dollars):

Total EOP Assets	$1,713	$1,710	$1,713	$1,698	$1,657	(2)%	(3)%

Average Assets	$1,768	$1,728	$1,722	$1,705	$1,694	(1)%	(4)%	$1,753	$1,712	(2)%
Return on Average Assets	0.06%	1.09%	1.09%	0.99%	0.62%			0.62%	0.95%
Efficiency Ratio (Operating Expenses/Total Revenues, net)	82%	54%	55%	55%	64%			65%	57%
Total EOP Loans	$565	$559	$573	$567	$573	1%	1%
Total EOP Deposits	$883	$888	$900	$897	$901	—	2%

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING Page 1 (In millions of dollars, except as otherwise noted)

						4Q15 Increase/		Full	Full	FY 2015 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2014 Increase/
	2014	2015	2015	2015	2015	3Q15	4Q14	2014	2015	(Decrease)

Net Interest Revenue	$7,070	$6,701	$6,692	$6,731	$6,757	—	(4)%	$27,924	$26,881	(4)%
Non-Interest Revenue	1,958	1,961	1,857	1,729	1,434	(17)%	(27)%	8,093	6,981	(14)%
Total Revenues, Net of Interest Expense	9,028	8,662	8,549	8,460	8,191	(3)%	(9)%	36,017	33,862	(6)%
Total Operating Expenses	4,985	4,552	4,618	4,483	4,611	3%	(8)%	19,951	18,264	(8)%
Net Credit Losses	1,710	1,551	1,579	1,411	1,488	5%	(13)%	6,860	6,029	(12)%
Credit Reserve Build / (Release)	(254)	(113)	(103)	(64)	(38)	41%	85%	(1,148)	(318)	72%
Provision for Unfunded Lending Commitments	(15)	(1)	(1)	1	6	NM	NM	(23)	5	NM
Provision for Benefits and Claims	39	28	21	28	30	7%	(23)%	144	107	(26)%
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	1,480	1,465	1,496	1,376	1,486	8%	—	5,833	5,823	—
Income from Continuing Operations before Taxes	2,563	2,645	2,435	2,601	2,094	(19)%	(18)%	10,233	9,775	(4)%
Income Taxes	875	920	805	919	749	(18)%	(14)%	3,414	3,393	(1)%
Income from Continuing Operations	1,688	1,725	1,630	1,682	1,345	(20)%	(20)%	6,819	6,382	(6)%
Noncontrolling Interests	3	(5)	5	8	1	(88)%	(67)%	25	9	(64)%
Net Income	$1,685	$1,730	$1,625	$1,674	$1,344	(20)%	(20)%	$6,794	$6,373	(6)%
Average Assets (in billions of dollars)	$406	$394	$394	$387	$390	1%	(4)%	$408	$391	(4)%
Return on Average Assets (ROA)	1.65%	1.78%	1.65%	1.72%	1.37%			1.67%	1.63%
Efficiency Ratio	55%	53%	54%	53%	56%			55%	54%

Net Credit Losses as a % of Average Loans	2.34%	2.22%	2.24%	2.01%	2.10%			2.36%	2.14%

Revenue by Business
Retail Banking	$3,891	$3,774	$3,776	$3,732	$3,495	(6)%	(10)%	$15,461	$14,777	(4)%
Cards (1)	5,137	4,888	4,773	4,728	4,696	(1)%	(9)%	20,556	19,085	(7)%
Total	$9,028	$8,662	$8,549	$8,460	$8,191	(3)%	(9)%	$36,017	$33,862	(6)%

Net Credit Losses by Business
Retail Banking	$388	$294	$315	$279	$353	27%	(9)%	$1,366	$1,241	(9)%
Cards (1)	1,322	1,257	1,264	1,132	1,135	—	(14)%	5,494	4,788	(13)%
Total	$1,710	$1,551	$1,579	$1,411	$1,488	5%	(13)%	$6,860	$6,029	(12)%

Income (loss) from Continuing Operations by Business
Retail Banking	$468	$574	$555	$566	$294	(48)%	(37)%	$1,787	$1,989	11%
Cards (1)	1,220	1,151	1,075	1,116	1,051	(6)%	(14)%	5,032	4,393	(13)%
Total	$1,688	$1,725	$1,630	$1,682	$1,345	(20)%	(20)%	$6,819	$6,382	(6)%

FX Translation Impact:
Total Revenue - as Reported	$9,028	$8,662	$8,549	$8,460	$8,191	(3)%	(9)%	$36,017	$33,862	(6)%
Impact of FX Translation (2)	(480)	(277)	(259)	(41)	—			(1,969)	—
Total Revenues - Ex-FX (3)	$8,548	$8,385	$8,290	$8,419	$8,191	(3)%	(4)%	$34,048	$33,862	(1)%

Total Operating Expenses - as Reported	$4,985	$4,552	$4,618	$4,483	$4,611	3%	(8)%	$19,951	$18,264	(8)%
Impact of FX Translation (2)	(287)	(148)	(151)	(26)	—			(1,171)	—
Total Operating Expenses - Ex-FX (3)	$4,698	$4,404	$4,467	$4,457	$4,611	3%	(2)%	$18,780	$18,264	(3)%

Total Provisions for LLR & PBC - as Reported	$1,480	$1,465	$1,496	$1,376	$1,486	8%	—	$5,833	$5,823	—
Impact of FX Translation (2)	(120)	(63)	(52)	(10)	—			(470)	—
Total Provisions for LLR & PBC - Ex-FX (3)	$1,360	$1,402	$1,444	$1,366	$1,486	9%	9%	$5,363	$5,823	9%

Net Income - as Reported	$1,685	$1,730	$1,625	$1,674	$1,344	(20)%	(20)%	$6,794	$6,373	(6)%
Impact of FX Translation (2)	(51)	(43)	(35)	(2)	—			(197)	—
Net Income - Ex-FX (3)	$1,634	$1,687	$1,590	$1,672	$1,344	(20)%	(18)%	$6,597	$6,373	(3)%

(1)         Includes both Citi-Branded Cards and Citi Retail Services.

(2)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the fourth quarter of 2015 average exchange rates for all periods presented.

(3)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP
GLOBAL CONSUMER BANKING

						4Q15 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2014	2015	2015	2015	2015	3Q15	4Q14

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	3,129	3,027	3,015	3,004	2,994	—	(4)%
Accounts (in millions)	59.8	59.2	59.4	60.2	60.3	—	1%
Average Deposits	$302.7	$302.2	$302.1	$298.5	$298.7	—	(1)%
Investment Sales	$23.8	$26.5	$26.9	$20.9	$18.6	(11)%	(22)%
Investment Assets under Management (AUMs)	$163.3	$161.8	$163.3	$152.1	$152.9	1%	6%
Average Loans	$152.6	$148.3	$149.8	$146.7	$147.7	1%	(3)%
EOP Loans:
Real Estate Lending	$79.7	$79.5	$80.4	$79.3	$80.6	2%	1%
Commercial Markets	38.9	38.1	38.5	36.7	36.2	(1)%	(7)%
Personal and Other	30.6	30.3	30.9	29.9	30.0	—	(2)%
EOP Loans	$149.2	$147.9	$149.8	$145.9	$146.8	1%	(2)%

Net Interest Revenue (in millions) (1)	$2,461	$2,315	$2,364	$2,339	$2,354	1%	(4)%
As a % of Average Loans	6.40%	6.33%	6.33%	6.33%	6.32%

Net Credit Losses (in millions)	$388	$294	$315	$279	$353	27%	(9)%
As a % of Average Loans	1.01%	0.80%	0.84%	0.75%	0.95%
Loans 90+ Days Past Due (in millions) (2) (3)	$816	$617	$636	$595	$577	(3)%	(29)%
As a % of EOP Loans	0.55%	0.42%	0.43%	0.41%	0.40%
Loans 30-89 Days Past Due (in millions) (2)	$854	$845	$797	$806	$795	(1)%	(7)%
As a % of EOP Loans	0.58%	0.58%	0.53%	0.56%	0.55%

Cards Key Indicators (in millions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	138.4	137.7	138.0	137.8	138.1	—	—
Purchase Sales (in billions)	$96.7	$82.5	$92.0	$90.9	$98.5	8%	2%

Average Loans (in billions) (4)	$137.8	$134.8	$132.4	$131.8	$133.6	1%	(3)%
EOP Loans (in billions) (4)	$141.9	$132.2	$134.1	$132.4	$138.5	5%	(2)%
Average Yield (5)	13.47%	13.51%	13.46%	13.38%	13.22%
Net Interest Revenue (6)	$4,609	$4,386	$4,328	$4,392	$4,403	—	(4)%
As a % of Average Loans (6)	13.27%	13.20%	13.11%	13.22%	13.08%
Net Credit Losses	$1,322	$1,257	$1,264	$1,132	$1,135	—	(14)%
As a % of Average Loans	3.81%	3.78%	3.83%	3.41%	3.37%
Net Credit Margin (7)	$3,804	$3,621	$3,499	$3,585	$3,552	(1)%	(7)%
As a % of Average Loans (7)	10.95%	10.89%	10.60%	10.79%	10.55%
Loans 90+ Days Past Due	$1,750	$1,628	$1,498	$1,490	$1,636	10%	(7)%
As a % of EOP Loans	1.23%	1.23%	1.12%	1.13%	1.18%
Loans 30-89 Days Past Due	$1,834	$1,666	$1,590	$1,701	$1,717	1%	(6)%
As a % of EOP Loans	1.29%	1.26%	1.19%	1.28%	1.24%

(1)         Also includes net interest revenue related to the international regions’ deposit balances in excess of the average loan portfolio.

(2)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies.   See footnote 1 on page 10.

(3)         The fourth quarter of 2014 reflects a $71 million charge-off related to Citi’s homebuilder exposure in Mexico, which was offset by a related release of previously established loan loss reserves, and therefore neutral to the cost of credit during the quarter.  The charge-off reduced Loans 90+ Days Past Due by the same amount.

(4)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(5)         Average yield is gross interest revenue earned divided by average loans.

(6)         Net interest revenue includes certain fees that are recorded as interest revenue.

(7)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP
GLOBAL CONSUMER BANKING
NORTH AMERICA
Page 1
(In millions of dollars, except as otherwise noted)

						4Q15 Increase/		Full	Full	FY 2015 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2014 Increase/
	2014	2015	2015	2015	2015	3Q15	4Q14	2014	2015	(Decrease)

Net Interest Revenue	$4,442	$4,305	$4,280	$4,423	$4,473	1%	1%	$17,203	$17,481	2%
Non-Interest Revenue	654	689	543	398	337	(15)%	(48)%	2,466	1,967	(20)%
Total Revenues, Net of Interest Expense	5,096	4,994	4,823	4,821	4,810	—	(6)%	19,669	19,448	(1)%
Total Operating Expenses	2,507	2,292	2,267	2,270	2,357	4%	(6)%	9,706	9,186	(5)%
Net Credit Losses	1,013	961	1,000	878	914	4%	(10)%	4,206	3,753	(11)%
Credit Reserve Build / (Release)	(233)	(100)	(109)	(61)	(69)	(13)%	70%	(1,242)	(339)	73%
Provision for Unfunded Lending Commitments	(11)	1	—	—	6	NM	NM	(8)	7	NM
Provision for Benefits and Claims	10	10	9	11	8	(27)%	(20)%	40	38	(5)%
Provisions for Loan Losses and for Benefits and Claims	779	872	900	828	859	4%	10%	2,996	3,459	15%
Income from Continuing Operations before Taxes	1,810	1,830	1,656	1,723	1,594	(7)%	(12)%	6,967	6,803	(2)%
Income Taxes (benefits)	673	690	589	660	609	(8)%	(10)%	2,555	2,548	—
Income from Continuing Operations	1,137	1,140	1,067	1,063	985	(7)%	(13)%	4,412	4,255	(4)%
Noncontrolling Interests	—	—	(1)	1	—	(100)%	—	(1)	—	100%
Net Income	$1,137	$1,140	$1,068	$1,062	$985	(7)%	(13)%	$4,413	$4,255	(4)%
Average Assets (in billions of dollars)	$213	$208	$206	$208	$208	—	(2)%	$211	$208	(1)%
Return on Average Assets	2.12%	2.22%	2.08%	2.03%	1.88%			2.09%	2.05%
Efficiency Ratio	49%	46%	47%	47%	49%			49%	47%

Net Credit Losses as a % of Average Loans	2.55%	2.51%	2.59%	2.22%	2.26%			2.70%	2.39%

Revenue by Business
Retail Banking	$1,364	$1,348	$1,307	$1,275	$1,278	—	(6)%	$4,917	$5,208	6%
Citi-Branded Cards	2,122	2,009	1,933	1,930	1,937	—	(9)%	8,290	7,809	(6)%
Citi Retail Services	1,610	1,637	1,583	1,616	1,595	(1)%	(1)%	6,462	6,431	—
Total	$5,096	$4,994	$4,823	$4,821	$4,810	—	(6)%	$19,669	$19,448	(1)%

Net Credit Losses by Business
Retail Banking	$36	$36	$40	$34	$42	24%	17%	$143	$152	6%
Citi-Branded Cards	514	492	503	443	454	2%	(12)%	2,197	1,892	(14)%
Citi Retail Services	463	433	457	401	418	4%	(10)%	1,866	1,709	(8)%
Total	$1,013	$961	$1,000	$878	$914	4%	(10)%	$4,206	$3,753	(11)%

Income (loss) from Continuing Operations by Business
Retail Banking	$140	$197	$189	$144	$129	(10)%	(8)%	$355	$659	86%
Citi-Branded Cards	636	539	499	522	515	(1)%	(19)%	2,391	2,075	(13)%
Citi Retail Services	361	404	379	397	341	(14)%	(6)%	1,666	1,521	(9)%
Total	$1,137	$1,140	$1,067	$1,063	$985	(7)%	(13)%	$4,412	$4,255	(4)%

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 2

						4Q15 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2014	2015	2015	2015	2015	3Q15	4Q14

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)
Branches (actual)	849	788	779	779	780	—	(8)%
Accounts (in millions)	11.7	11.3	11.2	11.0	10.9	(1)%	(7)%
Investment Sales	$4.0	$4.5	$3.9	$3.4	$3.6	6%	(10)%
Investment AUMs	$36.2	$37.0	$36.9	$35.2	$36.2	3%	—

Average Deposits	$170.6	$171.6	$170.9	$172.3	$172.2	—	1%

Average Loans	$48.3	$47.5	$49.0	$50.0	$51.5	3%	7%

EOP Loans:
Real Estate Lending	$36.7	$37.8	$38.9	$40.6	$41.9	3%	14%
Commercial Markets	8.6	8.5	8.5	8.2	7.8	(5)%	(9)%
Personal and Other	1.5	1.5	1.4	1.8	2.1	17%	40%
Total EOP Loans	$46.8	$47.8	$48.8	$50.6	$51.8	2%	11%

Mortgage Originations	$6.7	$7.0	$8.8	$7.5	$6.2	(17)%	(7)%

Third Party Mortgage Servicing Portfolio (EOP)	$171.9	$168.2	$165.0	$162.6	$159.5	(2)%	(7)%

Net Servicing & Gain/(Loss) on Sale (in millions)	$255.6	$168.7	$179.4	$107.2	$110.6	3%	(57)%

Saleable Mortgage Rate Locks	$3.8	$4.4	$5.0	$3.9	$3.2	(18)%	(16)%

Net Interest Revenue on Loans (in millions)	$271	$248	$266	$262	$271	3%	—
As a % of Avg. Loans	2.23%	2.12%	2.18%	2.08%	2.09%

Net Credit Losses (in millions)	$36	$36	$40	$34	$42	24%	17%
As a % of Avg. Loans	0.30%	0.31%	0.33%	0.27%	0.32%

Loans 90+ Days Past Due (in millions) (1)	$225	$123	$150	$138	$165	20%	(27)%
As a % of EOP Loans	0.49%	0.26%	0.31%	0.28%	0.33%
Loans 30-89 Days Past Due (in millions) (1)	$212	$203	$176	$198	$221	12%	4%
As a % of EOP Loans	0.46%	0.43%	0.37%	0.40%	0.44%

(1)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) were $562 million and ($1.1 billion), $534 million and ($1.1 billion), $423 million and ($0.8 billion), $498 million and ($0.9 billion), and $491 million and ($1.1 billion) as of December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) were $122 million and ($1.1 billion), $111 million and ($1.1 billion), $75 million and ($0.8 billion), $79 million and ($0.9 billion), and $87 million and ($1.1 billion) as of December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015, respectively.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING NORTH AMERICA Page 3

						4Q15 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2014	2015	2015	2015	2015	3Q15	4Q14

Citi-Branded Cards Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts (in millions)	23.6	23.7	23.2	23.3	23.5	1%	—
Purchase Sales (in billions)	$45.1	$40.9	$46.1	$46.6	$49.0	5%	9%

Average Loans (in billions) (1)	$65.7	$64.1	$63.2	$63.9	$64.6	1%	(2)%

EOP Loans (in billions) (1)	$67.5	$63.5	$64.5	$64.8	$67.2	4%	—

Average Yield (2)	10.35%	10.48%	10.39%	10.28%	10.31%
Net Interest Revenue (3)	$1,679	$1,607	$1,582	$1,618	$1,633	1%	(3)%
As a % of Avg. Loans (3)	10.14%	10.17%	10.04%	10.05%	10.03%
Net Credit Losses	$514	$492	$503	$443	$454	2%	(12)%
As a % of Average Loans	3.10%	3.11%	3.19%	2.75%	2.79%
Net Credit Margin (4)	$1,605	$1,513	$1,426	$1,482	$1,481	—	(8)%
As a % of Avg. Loans (4)	9.69%	9.57%	9.05%	9.20%	9.10%
Loans 90+ Days Past Due	$593	$569	$495	$491	$538	10%	(9)%
As a % of EOP Loans	0.88%	0.90%	0.77%	0.76%	0.80%
Loans 30-89 Days Past Due	$568	$497	$462	$504	$523	4%	(8)%
As a % of EOP Loans	0.84%	0.78%	0.72%	0.78%	0.78%

Citi Retail Services Key Indicators (in millions of dollars, except as otherwise noted) (1)
EOP Open Accounts	89.5	88.7	89.5	89.5	89.9	—	—
Purchase Sales (in billions)	$23.5	$16.5	$20.2	$19.8	$23.5	19%	—

Average Loans (in billions) (1)	$43.9	$43.9	$42.6	$43.1	$44.1	2%	—

EOP Loans (in billions) (1)	$46.5	$42.4	$43.2	$43.1	$46.1	7%	(1)%

Average Yield (2)	16.80%	16.96%	17.00%	16.94%	16.49%
Net Interest Revenue (3)	$1,923	$1,885	$1,843	$1,925	$1,939	1%	1%
As a % of Avg. Loans (3)	17.38%	17.41%	17.35%	17.72%	17.44%
Net Credit Losses	$463	$433	$457	$401	$418	4%	(10)%
As a % of Average Loans	4.18%	4.00%	4.30%	3.69%	3.76%
Net Credit Margin (4)	$1,139	$1,198	$1,120	$1,209	$1,170	(3)%	3%
As a % of Avg. Loans (4)	10.29%	11.07%	10.55%	11.13%	10.53%
Loans 90+ Days Past Due	$678	$629	$567	$621	$705	14%	4%
As a % of EOP Loans	1.46%	1.48%	1.31%	1.44%	1.53%
Loans 30-89 Days Past Due	$748	$673	$652	$758	$773	2%	3%
As a % of EOP Loans	1.61%	1.59%	1.51%	1.76%	1.68%

(1)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)         Average yield is calculated as gross interest revenue earned divided by average loans.

(3)         Net interest revenue includes certain fees that are recorded as interest revenue.

(4)         Net credit margin represents total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 1 (In millions of dollars, except as otherwise noted)

						4Q15 Increase/		Full	Full	FY 2015 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2014 Increase/
	2014	2015	2015	2015	2015	3Q15	4Q14	2014	2015	(Decrease)

Net Interest Revenue	$1,404	$1,242	$1,241	$1,187	$1,173	(1)%	(16)%	$5,672	$4,843	(15)%
Non-Interest Revenue	665	593	607	736	544	(26)%	(18)%	2,788	2,480	(11)%
Total Revenues, Net of Interest Expense	2,069	1,835	1,848	1,923	1,717	(11)%	(17)%	8,460	7,323	(13)%
Total Operating Expenses	1,245	1,080	1,162	1,080	1,122	4%	(10)%	4,974	4,444	(11)%
Net Credit Losses	511	417	392	355	385	8%	(25)%	1,861	1,549	(17)%
Credit Reserve Build / (Release)	(36)	22	7	61	4	(93)%	NM	120	94	(22)%
Provision for Unfunded Lending Commitments	—	(3)	3	1	—	(100)%	—	(1)	1	NM
Provision for Benefits and Claims	29	18	12	17	22	29%	(24)%	104	69	(34)%
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	504	454	414	434	411	(5)%	(18)%	2,084	1,713	(18)%
Income from Continuing Operations before Taxes	320	301	272	409	184	(55)%	(43)%	1,402	1,166	(17)%
Income Taxes	57	57	47	97	37	(62)%	(35)%	244	238	(2)%
Income from Continuing Operations	263	244	225	312	147	(53)%	(44)%	1,158	928	(20)%
Noncontrolling Interests	—	—	2	1	—	(100)%	—	6	3	(50)%
Net Income	$263	$244	$223	$311	$147	(53)%	(44)%	$1,152	$925	(20)%
Average Assets (in billions of dollars)	$73	$68	$66	$60	$62	3%	(15)%	$76	$64	(16)%
Return on Average Assets (1)	1.43%	1.46%	1.36%	2.06%	0.94%			1.54%	1.45%
Efficiency Ratio	60%	59%	63%	56%	65%			59%	61%

Net Credit Losses as a % of Average Loans (1)	5.51%	4.90%	4.60%	4.42%	4.76%			4.96%	4.67%

Revenue by Business
Retail Banking	$1,375	$1,251	$1,269	$1,369	$1,189	(13)%	(14)%	$5,678	$5,078	(11)%
Citi-Branded Cards	694	584	579	554	528	(5)%	(24)%	2,782	2,245	(19)%
Total	$2,069	$1,835	$1,848	$1,923	$1,717	(11)%	(17)%	$8,460	$7,323	(13)%

Net Credit Losses by Business
Retail Banking	$278	$188	$196	$168	$212	26%	(24)%	$907	$764	(16)%
Citi-Branded Cards	233	229	196	187	173	(7)%	(26)%	954	785	(18)%
Total	$511	$417	$392	$355	$385	8%	(25)%	$1,861	$1,549	(17)%

Income (loss) from Continuing Operations by Business
Retail Banking	$141	$154	$143	$235	$58	(75)%	(59)%	$740	$590	(20)%
Citi-Branded Cards	122	90	82	77	89	16%	(27)%	418	338	(19)%
Total	$263	$244	$225	$312	$147	(53)%	(44)%	$1,158	$928	(20)%

FX Translation Impact:
Total Revenue - as Reported	$2,069	$1,835	$1,848	$1,923	$1,717	(11)%	(17)%	$8,460	$7,323	(13)%
Impact of FX Translation (1)	(354)	(204)	(179)	(34)	—			(1,382)	—
Total Revenues - Ex-FX (2)	$1,715	$1,631	$1,669	$1,889	$1,717	(9)%	—	$7,078	$7,323	3%

Total Operating Expenses - as Reported	$1,245	$1,080	$1,162	$1,080	$1,122	4%	(10)%	$4,974	$4,444	(11)%
Impact of FX Translation (1)	(193)	(103)	(91)	(19)	—			(737)	—
Total Operating Expenses - Ex-FX (2)	$1,052	$977	$1,071	$1,061	$1,122	6%	7%	$4,237	$4,444	5%

Provisions for LLR & PBC - as Reported	$504	$454	$414	$434	$411	(5)%	(18)%	$2,084	$1,713	(18)%
Impact of FX Translation (1)	(95)	(55)	(40)	(9)	—			(373)	—
Provisions for LLR & PBC - Ex-FX (2)	$409	$399	$374	$425	$411	(3)%	—	$1,711	$1,713	—

Net Income - as Reported	$263	$244	$223	$311	$147	(53)%	(44)%	$1,152	$925	(20)%
Impact of FX Translation (1)	(43)	(34)	(33)	(4)	—			(180)	—
Net Income - Ex-FX (2)	$220	$210	$190	$307	$147	(52)%	(33)%	$972	$925	(5)%

(1)  Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the fourth quarter of 2015 average exchange rates for all periods presented.

(2)  Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING LATIN AMERICA - PAGE 2

						4Q15 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2014	2015	2015	2015	2015	3Q15	4Q14

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	1,744	1,700	1,699	1,697	1,694	—	(3)%
Accounts (in millions)	30.6	30.5	30.7	31.5	31.9	1%	4%
Average Deposits	$43.9	$42.2	$41.7	$39.6	$39.6	—	(10)%
Investment Sales	$11.9	$11.0	$10.0	$9.3	$9.0	(3)%	(24)%
Investment AUMs	$68.8	$65.9	$66.2	$61.7	$59.7	(3)%	(13)%
Average Loans	$27.2	$25.7	$25.7	$24.2	$24.4	1%	(10)%
EOP Loans:
Real Estate Lending	$5.0	$4.9	$4.8	$4.3	$4.2	(2)%	(16)%
Commercial Markets	11.3	11.0	11.2	10.5	11.0	5%	(3)%
Personal and Other	9.9	9.7	9.7	9.1	8.8	(3)%	(11)%
Total EOP Loans	$26.2	$25.6	$25.7	$23.9	$24.0	—	(8)%

Net Interest Revenue (in millions) (1)	$895	$815	$813	$784	$793	1%	(11)%
As a % of Average Loans (1)	13.05%	12.86%	12.69%	12.85%	12.89%
Net Credit Losses (in millions)	$278	$188	$196	$168	$212	26%	(24)%
As a % of Average Loans	4.05%	2.97%	3.06%	2.75%	3.45%
Loans 90+ Days Past Due (in millions) (2)	$397	$306	$296	$274	$235	(14)%	(41)%
As a % of EOP Loans (2)	1.52%	1.20%	1.15%	1.15%	0.98%
Loans 30-89 Days Past Due (in millions)	$290	$282	$266	$280	$224	(20)%	(23)%
As a % of EOP Loans	1.11%	1.10%	1.04%	1.17%	0.93%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	8.1	8.1	8.0	7.9	7.8	(1)%	(4)%
Purchase Sales (in billions)	$7.6	$6.4	$6.5	$6.3	$6.7	6%	(12)%
Average Loans (in billions) (3)	$9.6	$8.8	$8.5	$7.7	$7.7	—	(20)%
EOP Loans (in billions) (3)	$9.3	$8.5	$8.3	$7.5	$7.5	—	(19)%
Average Yield (4)	20.73%	20.10%	20.72%	21.05%	20.67%	(2)%	—

Net Interest Revenue (in millions) (5)	$509	$427	$428	$403	$380	(6)%	(25)%
As a % of Average Loans (5)	21.04%	19.68%	20.20%	20.76%	19.58%
Net Credit Losses (in millions)	$233	$229	$196	$187	$173	(7)%	(26)%
As a % of Average Loans	9.63%	10.55%	9.25%	9.64%	8.91%
Net Credit Margin (in millions) (6)	$461	$355	$383	$367	$355	(3)%	(23)%
As a % of Average Loans (6)	19.05%	16.36%	18.07%	18.91%	18.29%
Loans 90+ Days Past Due (in millions)	$284	$240	$245	$207	$213	3%	(25)%
As a % of EOP Loans	3.05%	2.82%	2.95%	2.76%	2.84%
Loans 30-89 Days Past Due (in millions)	$262	$247	$229	$219	$196	(11)%	(25)%
As a % of EOP Loans	2.82%	2.91%	2.76%	2.92%	2.61%

(1)  Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(2)  See footnote 3 on page 8.

(3)  Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)  Average yield is gross interest revenue earned divided by average loans.

(5)  Net interest revenue includes certain fees that are recorded as interest revenue.

(6)  Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

CITICORP GLOBAL CONSUMER BANKING ASIA (1) - PAGE 1 (In millions of dollars, except as otherwise noted)

						4Q15 Increase/		Full	Full	FY 2015 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2014 Increase/
	2014	2015	2015	2015	2015	3Q15	4Q14	2014	2015	(Decrease)

Net Interest Revenue	$1,224	$1,154	$1,171	$1,121	$1,111	(1)%	(9)%	$5,049	$4,557	(10)%
Non-Interest Revenue	639	679	707	595	553	(7)%	(13)%	2,839	2,534	(11)%
Total Revenues, Net of Interest Expense	1,863	1,833	1,878	1,716	1,664	(3)%	(11)%	7,888	7,091	(10)%
Total Operating Expenses	1,233	1,180	1,189	1,133	1,132	—	(8)%	5,271	4,634	(12)%
Net Credit Losses	186	173	187	178	189	6%	2%	793	727	(8)%
Credit Reserve Build / (Release)	15	(35)	(1)	(64)	27	NM	80%	(26)	(73)	NM
Provision for Unfunded Lending Commitments	(4)	1	(4)	—	—	—	100%	(14)	(3)	79%
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims (LLR & PBC)	197	139	182	114	216	89%	10%	753	651	(14)%
Income from Continuing Operations before Taxes	433	514	507	469	316	(33)%	(27)%	1,864	1,806	(3)%
Income Taxes	145	173	169	162	103	(36)%	(29)%	615	607	(1)%
Income from Continuing Operations	288	341	338	307	213	(31)%	(26)%	1,249	1,199	(4)%
Noncontrolling Interests	3	(5)	4	6	1	(83)%	(67)%	20	6	(70)%
Net Income	$285	$346	$334	$301	$212	(30)%	(26)%	$1,229	$1,193	(3)%
Average Assets (in billions of dollars)	$120	$118	$122	$119	$120	1%	—	$122	$120	(2)%
Return on Average Assets	0.94%	1.19%	1.10%	1.00%	0.70%			1.01%	0.99%
Efficiency Ratio	66%	64%	63%	66%	68%			67%	65%

Net Credit Losses as a % of Average Loans	0.77%	0.75%	0.80%	0.79%	0.84%			0.82%	0.80%

Revenue by Business
Retail Banking	$1,152	$1,175	$1,200	$1,088	$1,028	(6)%	(11)%	$4,866	$4,491	(8)%
Citi-Branded Cards	711	658	678	628	636	1%	(11)%	3,022	2,600	(14)%
Total	$1,863	$1,833	$1,878	$1,716	$1,664	(3)%	(11)%	$7,888	$7,091	(10)%

Net Credit Losses by Business
Retail Banking	$74	$70	$79	$77	$99	29%	34%	$316	$325	3%
Citi-Branded Cards	112	103	108	101	90	(11)%	(20)%	477	402	(16)%
Total	$186	$173	$187	$178	$189	6%	2%	$793	$727	(8)%

Income from Continuing Operations by Business
Retail Banking	$187	$223	$223	$187	$107	(43)%	(43)%	$692	$740	7%
Citi-Branded Cards	101	118	115	120	106	(12)%	5%	557	459	(18)%
Total	$288	$341	$338	$307	$213	(31)%	(26)%	$1,249	$1,199	(4)%

FX Translation Impact:
Total Revenue - as Reported	$1,863	$1,833	$1,878	$1,716	$1,664	(3)%	(11)%	$7,888	$7,091	(10)%
Impact of FX Translation (2)	(126)	(73)	(80)	(7)	—			(587)	—
Total Revenues - Ex-FX (3)	$1,737	$1,760	$1,798	$1,709	$1,664	(3)%	(4)%	$7,301	$7,091	(3)%

Total Operating Expenses - as Reported	$1,233	$1,180	$1,189	$1,133	$1,132	—	(8)%	$5,271	$4,634	(12)%
Impact of FX Translation (2)	(94)	(45)	(60)	(7)	—			(434)	—
Total Operating Expenses - Ex-FX (3)	$1,139	$1,135	$1,129	$1,126	$1,132	1%	(1)%	$4,837	$4,634	(4)%

Provisions for LLR & PBC - as Reported	$197	$139	$182	$114	$216	89%	10%	$753	$651	(14)%
Impact of FX Translation (2)	(25)	(8)	(12)	(1)	—			(97)	—
Provisions for LLR & PBC - Ex-FX (3)	$172	$131	$170	$113	$216	91%	26%	$656	$651	(1)%

Net Income - as Reported	$285	$346	$334	$301	$212	(30)%	(26)%	$1,229	$1,193	(3)%
Impact of FX Translation (2)	(8)	(9)	(2)	2	—			(17)	—
Net Income - Ex-FX (3)	$277	$337	$332	$303	$212	(30)%	(23)%	$1,212	$1,193	(2)%

(1)         For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(2)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the fourth quarter of 2015 average exchange rates for all periods presented.

(3)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP GLOBAL CONSUMER BANKING ASIA (1) - PAGE 2

						4Q15 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2014	2015	2015	2015	2015	3Q15	4Q14

Retail Banking Key Indicators (in billions of dollars, except as otherwise noted)

Branches (actual)	536	539	537	528	520	(2)%	(3)%
Accounts (in millions)	17.5	17.4	17.5	17.7	17.5	(1)%	—
Average Deposits	$88.2	$88.4	$89.5	$86.6	$86.9	—	(1)%
Investment Sales	$7.9	$11.0	$13.0	$8.2	$6.0	(27)%	(24)%
Investment AUMs	$58.3	$58.9	$60.2	$55.2	$57.0	3%	(2)%
Average Loans	$77.1	$75.1	$75.1	$72.5	$71.8	(1)%	(7)%
EOP Loans:
Real Estate Lending	$38.0	$36.8	$36.7	$34.4	$34.5	—	(9)%
Commercial Markets	19.0	18.6	18.8	18.0	17.4	(3)%	(8)%
Personal and Other	19.2	19.1	19.8	19.0	19.1	1%	(1)%
Total EOP Loans	$76.2	$74.5	$75.3	$71.4	$71.0	(1)%	(7)%

Net Interest Revenue (in millions) (2)	$726	$687	$696	$675	$660	(2)%	(9)%
As a % of Average Loans (2)	3.74%	3.71%	3.72%	3.69%	3.65%
Net Credit Losses (in millions)	$74	$70	$79	$77	$99	29%	34%
As a % of Average Loans	0.38%	0.38%	0.42%	0.42%	0.55%
Loans 90+ Days Past Due (in millions)	$194	$188	$190	$183	$177	(3)%	(9)%
As a % of EOP Loans	0.25%	0.25%	0.25%	0.26%	0.25%
Loans 30-89 Days Past Due (in millions)	$352	$360	$355	$328	$350	7%	(1)%
As a % of EOP Loans	0.46%	0.48%	0.47%	0.46%	0.49%

Citi-Branded Cards Key Indicators (in billions of dollars, except as otherwise noted)
EOP Open Accounts (in millions)	17.2	17.2	17.3	17.1	16.9	(1)%	(2)%
Purchase Sales (in billions)	$20.5	$18.7	$19.2	$18.2	$19.3	6%	(6)%
Average Loans (in billions) (3)	$18.6	$18.0	$18.1	$17.1	$17.2	1%	(8)%
EOP Loans (in billions) (3)	$18.6	$17.8	$18.1	$17.0	$17.7	4%	(5)%
Average Yield (4)	12.79%	12.62%	12.51%	12.42%	12.39%

Net Interest Revenue (in millions) (5)	$498	$467	$475	$446	$451	1%	(9)%
As a % of Average Loans (6)	10.62%	10.52%	10.53%	10.35%	10.40%
Net Credit Losses (in millions)	$112	$103	$108	$101	$90	(11)%	(20)%
As a % of Average Loans	2.39%	2.32%	2.39%	2.34%	2.08%
Net Credit Margin (in millions) (6)	$599	$555	$570	$527	$546	4%	(9)%
As a % of Average Loans (6)	12.78%	12.50%	12.63%	12.23%	12.59%
Loans 90+ Days Past Due	$195	$190	$191	$171	$180	5%	(8)%
As a % of EOP Loans	1.05%	1.07%	1.06%	1.01%	1.02%
Loans 30-89 Days Past Due	$256	$249	$247	$220	$225	2%	(12)%
As a % of EOP Loans	1.38%	1.40%	1.36%	1.29%	1.27%

(1)         For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(2)         Also includes net interest revenue related to the region’s deposit balances in excess of the average loan portfolio.

(3)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(4)         Average yield is gross interest revenue earned divided by average loans.

(5)         Net interest revenue includes certain fees that are recorded as interest revenue.

(6)         Net credit margin is total revenues, net of interest expense, less net credit losses and policy benefits and claims.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP (In millions of dollars, except as otherwise noted)

						4Q15 Increase/		Full	Full	FY 2015 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2014 Increase/
	2014	2015	2015	2015	2015	3Q15	4Q14	2014	2015	(Decrease)

Commissions and Fees	$974	$995	$986	$954	$920	(4)%	(6)%	3,995	3,855	(4)%
Administration and Other Fiduciary Fees	619	608	658	590	568	(4)%	(8)%	2,520	2,424	(4)%
Investment Banking	1,008	1,134	1,120	828	1,028	24%	2%	4,269	4,110	(4)%
Principal Transactions	329	2,198	1,797	1,208	620	(49)%	88%	5,905	5,823	(1)%
Other	177	249	166	885	37	(96)%	(79)%	661	1,337	NM
Total Non-Interest Revenue	3,107	5,184	4,727	4,465	3,173	(29)%	2%	17,350	17,549	1%
Net Interest Revenue (including Dividends)	4,053	3,844	4,151	4,132	4,072	(1)%	—	15,702	16,199	3%
Total Revenues, Net of Interest Expense	7,160	9,028	8,878	8,597	7,245	(16)%	1%	33,052	33,748	2%
Total Operating Expenses	4,878	4,632	4,821	4,692	4,840	3%	(1)%	19,391	18,985	(2)%
Net Credit Losses	121	(2)	83	34	92	NM	(24)%	276	207	(25)%
Credit Reserve Build / (Release)	101	107	(132)	192	460	NM	NM	(90)	627	NM
Provision for Unfunded Lending Commitments	(59)	(31)	(46)	83	89	7%	NM	(129)	95	NM
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims	163	74	(95)	309	641	NM	NM	57	929	NM
Income from Continuing Operations before Taxes	2,119	4,322	4,152	3,596	1,764	(51)%	(17)%	13,604	13,834	2%
Income Taxes	442	1,358	1,317	1,186	522	(56)%	18%	4,070	4,383	8%
Income from Continuing Operations	1,677	2,964	2,835	2,410	1,242	(48)%	(26)%	9,534	9,451	(1)%
Noncontrolling Interests	31	36	15	(6)	7	NM	(77)%	118	52	(56)%
Net Income	$1,646	$2,928	$2,820	$2,416	$1,235	(49)%	(25)%	$9,416	$9,399	—
Average Assets (in billions of dollars)	$1,298	$1,274	$1,278	$1,260	$1,252	(1)%	(4)%	$1,287	$1,266	(2)%
Return on Average Assets	0.50%	0.93%	0.89%	0.76%	0.39%			0.73%	0.74%
Return on Average Assets (Excluding CVA/DVA) (1)(2)	0.50%	0.95%	0.83%	0.72%	0.43%			0.75%	0.73%
Efficiency Ratio	68%	51%	54%	55%	67%			59%	56%

Revenue by Region - Excluding CVA/DVA (2)
North America	$2,475	$3,329	$3,497	$3,250	$2,871	(12)%	16%	$12,890	$12,947	—
EMEA	2,050	2,966	2,392	2,214	2,095	(5)%	2%	9,689	9,667	—
Latin America	986	1,000	882	1,166	862	(26)%	(13)%	4,143	3,910	(6)%
Asia	1,637	1,802	1,804	1,746	1,603	(8)%	(2)%	6,673	6,955	4%
Total	$7,148	$9,097	$8,575	$8,376	$7,431	(11)%	4%	$33,395	$33,479	—
CVA/DVA {excluded as applicable in lines above}	12	(69)	303	221	(186)	NM	NM	(343)	269	NM
Total Revenues, net of Interest Expense	$7,160	$9,028	$8,878	$8,597	$7,245	(16)%	1%	$33,052	$33,748	2%

Income from Continuing Operations by Region - Excluding CVA/DVA (2)
North America	$613	$988	$1,066	$887	$580	(35)%	(5)%	$4,082	$3,521	(14)%
EMEA	237	989	598	392	224	(43)%	(5)%	2,202	2,203	—
Latin America	307	390	342	467	124	(73)%	(60)%	1,373	1,323	(4)%
Asia	513	641	639	521	431	(17)%	(16)%	2,088	2,232	7%
Total	$1,670	$3,008	$2,645	$2,267	$1,359	(40)%	(19)%	$9,745	$9,279	(5)%
CVA/DVA (after-tax) {excluded as applicable in lines above}	7	(44)	190	143	(117)	NM	NM	(211)	172	NM
Income from Continuing Operations	$1,677	$2,964	$2,835	$2,410	$1,242	(48)%	(26)%	$9,534	$9,451	(1)%

Average Loans by Region (in billions)
North America	115	$119	$122	$128	128	—	11%	$111	$125	13%
EMEA	57	57	60	59	60	2%	5%	58	59	2%
Latin America	39	38	39	39	41	5%	5%	40	39	(3)%
Asia	66	62	63	62	61	(2)%	(8)%	68	62	(9)%
Total	$277	$276	$284	$288	$290	1%	5%	$277	$285	3%

EOP Deposits by Region (in billions)
North America	$192	$196	$198	$201	$199	(1)%	4%
EMEA	165	167	177	174	170	(2)%	3%
Latin America	56	60	63	61	64	5%	14%
Asia	142	148	150	159	154	(3)%	8%
Total	$555	$571	$588	$595	$587	(1)%	6%

EOP Deposits by Business (in billions)
Treasury and Trade Solutions	$380	$387	$398	$399	$392	(2)%	3%
All Other ICG Businesses	175	184	190	196	195	(1)%	11%
Total	$555	$571	$588	$595	$587	(1)%	6%

(1) Return on Average Assets excluding CVA/DVA is defined as annualized net income less CVA/DVA, divided by average assets.  See above for the after-tax CVA/DVA for each period presented.

(2) Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP INSTITUTIONAL CLIENTS GROUP REVENUES BY BUSINESS (In millions of dollars, except as otherwise noted)

						4Q15 Increase/		Full	Full	FY 2015 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2014 Increase/
	2014	2015	2015	2015	2015	3Q15	4Q14	2014	2015	(Decrease)

Revenue Details - Excluding CVA/DVA:
Investment Banking:
Advisory	$263	$298	$258	$243	$303	25%	15%	$949	$1,102	16%
Equity Underwriting	252	231	296	169	206	22%	(18)%	1,246	902	(28)%
Debt Underwriting	551	669	729	525	616	17%	12%	2,512	2,539	1%
Total Investment Banking	1,066	1,198	1,283	937	1,125	20%	6%	4,707	4,543	(3)%
Treasury and Trade Solutions	1,932	1,889	1,955	1,933	1,990	3%	3%	7,767	7,767	—
Corporate Lending - Excluding Gain/(Loss) on Loan Hedges	433	445	445	403	401	—	(7)%	1,749	1,694	(3)%
Private Bank	668	708	746	715	691	(3)%	3%	2,660	2,860	8%
Total Banking Revenues (Ex-CVA/DVA and Gain/(Loss) on Loan Hedges) (1)	$4,099	$4,240	$4,429	$3,988	$4,207	5%	3%	$16,883	$16,864	—

Corporate Lending - Gain/(Loss) on Loan Hedges (2)	86	52	(66)	352	(15)	NM	NM	116	323	NM
Total Banking Revenues (Ex-CVA/DVA) and including G(L) on Loan Hedges (1)	$4,185	$4,292	$4,363	$4,340	$4,192	(3)%	—	$16,999	$17,187	1%

Fixed Income Markets	2,075	3,483	3,062	2,577	2,224	(14)%	7%	12,148	11,346	(7)%
Equity Markets	470	873	653	996	606	(39)%	29%	2,774	3,128	13%
Securities Services	508	543	557	513	517	1%	2%	2,048	2,130	4%
Other	(90)	(94)	(60)	(50)	(108)	NM	(20)%	(574)	(312)	46%
Total Markets and Securities Services (Ex-CVA/DVA) (1)	$2,963	$4,805	$4,212	$4,036	$3,239	(20)%	9%	$16,396	$16,292	(1)%

Total ICG (Ex-CVA/DVA) (1)	$7,148	$9,097	$8,575	$8,376	$7,431	(11)%	4%	$33,395	$33,479	—

CVA/DVA {excluded as applicable in lines above}	12	(69)	303	221	(186)	NM	NM	(343)	269	NM
Total Revenues, net of Interest Expense	$7,160	$9,028	$8,878	$8,597	$7,245	(16)%	1%	$33,052	$33,748	2%

Taxable-equivalent adjustments (3)	$171	$164	$161	$162	$173	7%	1%	$679	$660	(3)%

Total ICG Revenues (Ex-CVA/DVA) and including Taxable-equivalent adjustments (1) (3)	$7,319	$9,261	$8,736	$8,538	$7,604	(11)%	4%	$34,074	$34,139	—

(1)	Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.
(2)

Hedges on accrual loans reflect the mark-to-market on credit derivatives used to economically hedge the corporate loan accrual portfolio. The fixed premium costs of these hedges is netted against the core lending revenues to reflect the cost of credit protection.

(3)	Primarily relates to income tax credits related to affordable housing and alternative energy investments as well as tax exempt income from municipal bond investments.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CORPORATE / OTHER (1) (In millions of dollars, except as otherwise noted)

						4Q15 Increase/		Full	Full	FY 2015 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2014 Increase/
	2014	2015	2015	2015	2015	3Q15	4Q14	2014	2015	(Decrease)

Net Interest Revenue	$(81)	$(28)	$(22)	$(64)	$(40)	38%	51%	$(224)	$(154)	31%
Non-Interest Revenue	(12)	240	392	282	147	(48)%	NM	525	1,061	NM
Total Revenues, Net of Interest Expense	(93)	212	370	218	107	(51)%	NM	301	907	NM
Total Operating Expenses	3,260	543	385	349	474	36%	(85)%	6,020	1,751	(71)%
Net Credit Losses	—	—	—	—	—	—	—	—	—	—
Credit Reserve Build / (Release)	—	—	—	—	—	—	—	—	—	—
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Provision for Unfunded Lending Commitments	—	—	—	—	—	—	—	—	—	—
Provisions for Loan Losses and for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Income from Continuing Operations before Taxes	(3,353)	(331)	(15)	(131)	(367)	NM	89%	(5,719)	(844)	85%
Income Taxes	(287)	(312)	(245)	(314)	(468)	(49)%	(63)%	(344)	(1,339)	NM
Income from Continuing Operations	(3,066)	(19)	230	183	101	(45)%	NM	(5,375)	495	NM
Income (Loss) from Discontinued Operations, net of taxes	(1)	(5)	6	(10)	(45)	NM	NM	(2)	(54)	NM
Noncontrolling Interests	4	10	(2)	3	7	NM	75%	43	18	(58)%
Net Income (Loss)	$(3,071)	$(34)	$238	$170	$49	(71)%	NM	$(5,420)	$423	NM
EOP Assets (in billions of dollars)	$50	$52	$52	$52	$52	—	4%
Average Assets (in billions of dollars)	$64	$60	$50	$58	$52	(10)%	(19)%	$58	$55	(5)%

(1)              Includes certain costs of global staff functions, other corporate expenses and certain global operations and technology expenses, Corporate Treasury, and Discontinued operations.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP NORTH AMERICA (1) (In millions of dollars, except as otherwise noted)

						4Q15 Increase/		Full	Full	FY 2015 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2014 Increase/
	2014	2015	2015	2015	2015	3Q15	4Q14	2014	2015	(Decrease)

Net Interest Revenue	$6,063	$5,941	$6,057	$6,284	$6,317	1%	4%	$23,287	$24,599	6%
Non-Interest Revenue	1,572	2,455	2,407	1,881	1,211	(36)%	(23)%	9,322	7,954	(15)%
Total Revenues, Net of Interest Expense	7,635	8,396	8,464	8,165	7,528	(8)%	(1)%	32,609	32,553	—
Total Operating Expenses	4,362	4,196	4,198	4,108	4,152	1%	(5)%	17,217	16,654	(3)%
Net Credit Losses	1,022	962	1,003	883	945	7%	(8)%	4,211	3,793	(10)%
Credit Reserve Build / (Release)	(90)	8	(19)	5	121	NM	NM	(1,214)	115	NM
Provision Unfunded Lending Commitments	(80)	(23)	(36)	77	113	47%	NM	(136)	131	NM
Provision for Benefits and Claims	10	10	9	11	8	(27)%	(20)%	40	38	(5)%
Provisions for Credit Losses and for Benefits and Claims	862	957	957	976	1,187	22%	38%	2,901	4,077	41%
Income from Continuing Operations before Taxes	2,411	3,243	3,309	3,081	2,189	(29)%	(9)%	12,491	11,822	(5)%
Income Taxes	622	1,068	1,086	1,071	721	(33)%	16%	3,966	3,946	(1)%
Income from Continuing Operations	1,789	2,175	2,223	2,010	1,468	(27)%	(18)%	8,525	7,876	(8)%
Noncontrolling Interests	15	10	5	(5)	(8)	(60)%	NM	37	2	(95)%
Net Income	$1,774	$2,165	$2,218	$2,015	$1,476	(27)%	(17)%	$8,488	$7,874	(7)%
Average Assets (in billions of dollars)	$893	$885	$874	$880	$886	1%	(1)%	$864	$881	2%
Return on Average Assets	0.79%	0.99%	1.02%	0.91%	0.66%			0.98%	0.89%
Efficiency Ratio	57%	50%	50%	50%	55%			53%	51%

Revenue by Business
Retail Banking	$1,364	$1,348	$1,307	$1,275	$1,278	—	(6)%	$4,917	$5,208	6%
Citi-Branded Cards	2,122	2,009	1,933	1,930	1,937	—	(9)%	8,290	7,809	(6)%
Citi Retail Services	1,610	1,637	1,583	1,616	1,595	(1)%	(1)%	6,462	6,431	—
Global Consumer Banking	5,096	4,994	4,823	4,821	4,810	—	(6)%	19,669	19,448	(1)%
Institutional Clients Group	2,539	3,402	3,641	3,344	2,718	(19)%	7%	12,940	13,105	1%
Total	$7,635	$8,396	$8,464	$8,165	$7,528	(8)%	(1)%	$32,609	$32,553	—

CVA/DVA {included as applicable in businesses above}	64	73	144	94	(153)	NM	NM	50	158	NM
Total Revenues - Excluding CVA/DVA (2)	$7,571	$8,323	$8,320	$8,071	$7,681	(5)%	1%	$32,559	$32,395	(1)%

Income (loss) from Continuing Operations by Business
Retail Banking	$140	$197	$189	$144	$129	(10)%	(8)%	$355	$659	86%
Citi-Branded Cards	636	539	499	522	515	(1)%	(19)%	2,391	2,075	(13)%
Citi Retail Services	361	404	379	397	341	(14)%	(6)%	1,666	1,521	(9)%
Global Consumer Banking	1,137	1,140	1,067	1,063	985	(7)%	(13)%	4,412	4,255	(4)%
Institutional Clients Group	652	1,035	1,156	947	483	(49)%	(26)%	4,113	3,621	(12)%
Total	$1,789	$2,175	$2,223	$2,010	$1,468	(27)%	(18)%	$8,525	$7,876	(8)%

CVA/DVA {included as applicable in businesses above}	39	47	90	60	(97)	NM	NM	30	100	NM
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$1,750	$2,128	$2,133	$1,950	$1,565	(20)%	(11)%	$8,495	$7,776	(8)%

(1)     Regional results do not include Corporate/Other.  See page 18 for Corporate/Other results.

(2)     Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP EMEA (1) (In millions of dollars, except as otherwise noted)

						4Q15 Increase/		Full	Full	FY 2015 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2014 Increase/
	2014	2015	2015	2015	2015	3Q15	4Q14	2014	2015	(Decrease)

Net Interest Revenue	$1,036	$900	$988	$890	$830	(7)%	(20)%	$4,117	$3,608	(12)%
Non-Interest Revenue	1,243	2,202	1,788	1,707	1,464	(14)%	18%	6,459	7,161	11%
Total Revenues, Net of Interest Expense	2,279	3,102	2,776	2,597	2,294	(12)%	1%	10,576	10,769	2%
Total Operating Expenses	1,927	1,693	1,795	1,726	1,863	8%	(3)%	7,546	7,077	(6)%
Net Credit Losses	15	12	30	45	43	(4)%	NM	70	130	86%
Credit Reserve Build / (Release)	35	(9)	(62)	76	62	(18)%	77%	(132)	67	NM
Provision Unfunded Lending Commitments	1	(1)	(1)	—	—	—	(100)%	(9)	(2)	78%
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims	51	2	(33)	121	105	(13)%	NM	(71)	195	NM
Income from Continuing Operations before Taxes	301	1,407	1,014	750	326	(57)%	8%	3,101	3,497	13%
Income Taxes	103	484	331	258	126	(51)%	22%	1,065	1,199	13%
Income from Continuing Operations	198	923	683	492	200	(59)%	1%	2,036	2,298	13%
Noncontrolling Interests	18	22	13	6	10	67%	(44)%	96	51	(47)%
Net Income	$180	$901	$670	$486	$190	(61)%	6%	$1,940	$2,247	16%
Average Assets (in billions of dollars)	$336	$323	$338	$321	$309	(4)%	(8)%	$341	$323	(5)%
Return on Average Assets	0.21%	1.13%	0.80%	0.60%	0.24%			0.57%	0.70%
Efficiency Ratio	85%	55%	65%	66%	81%			71%	66%

Revenue by Business
Retail Banking	$175	$159	$162	$154	$139	(10)%	(21)%	$760	$614	(19)%
Citi-Branded Cards	85	83	92	89	92	3%	8%	401	356	(11)%
Global Consumer Banking	260	242	254	243	231	(5)%	(11)%	1,161	970	(16)%
Institutional Clients Group	2,019	2,860	2,522	2,354	2,063	(12)%	2%	9,415	9,799	4%
Total	$2,279	$3,102	$2,776	$2,597	$2,294	(12)%	1%	$10,576	$10,769	2%

CVA/DVA {included as applicable in businesses above}	(31)	(106)	130	140	(32)	NM	(3)%	(274)	132	NM
Total Revenues - Excluding CVA/DVA (2)	$2,310	$3,208	$2,646	$2,457	$2,326	(5)%	1%	$10,850	$10,637	(2)%

Income (loss) from Continuing Operations by Business
Retail Banking	$(4)	$(7)	$(9)	$(4)	$(15)	NM	NM	$(7)	$(35)	NM
Citi-Branded Cards	(16)	9	12	13	11	(15)%	NM	9	45	NM
Global Consumer Banking	(20)	2	3	9	(4)	NM	80%	$2	$10	NM
Institutional Clients Group	218	921	680	483	204	(58)%	(6)%	2,034	2,288	12%
Total	$198	$923	$683	$492	$200	(59)%	1%	$2,036	$2,298	13%

CVA/DVA {included as applicable in businesses above}	(19)	(68)	82	91	(20)	NM	(5)%	(168)	85	NM
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$217	$991	$601	$401	$220	(45)%	1%	$2,204	$2,213	—

(1)         Regional results do not include Corporate/Other.  See page 18 for Corporate/Other results.

(2)         Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP LATIN AMERICA (1) (In millions of dollars, except as otherwise noted)

						4Q15 Increase/		Full	Full	FY 2015 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2014 Increase/
	2014	2015	2015	2015	2015	3Q15	4Q14	2014	2015	(Decrease)

Net Interest Revenue	$2,172	$1,947	$1,992	$1,944	$1,994	3%	(8)%	$8,591	$7,877	(8)%
Non-Interest Revenue	872	879	754	1,132	599	(47)%	(31)%	3,967	3,364	(15)%
Total Revenues, Net of Interest Expense	3,044	2,826	2,746	3,076	2,593	(16)%	(15)%	12,558	11,241	(10)%
Total Operating Expenses	1,697	1,476	1,600	1,502	1,583	5%	(7)%	6,749	6,161	(9)%
Net Credit Losses	613	419	463	351	423	21%	(31)%	2,120	1,656	(22)%
Credit Reserve Build / (Release)	(63)	49	(111)	102	208	NM	NM	228	248	9%
Provision Unfunded Lending Commitments	10	(10)	(6)	7	(18)	NM	NM	9	(27)	NM
Provision for Benefits and Claims	29	18	12	17	22	29%	(24)%	104	69	(34)%
Provisions for Credit Losses and for Benefits and Claims	589	476	358	477	635	33%	8%	2,461	1,946	(21)%
Income from Continuing Operations before Taxes	758	874	788	1,097	375	(66)%	(51)%	3,348	3,134	(6)%
Income Taxes	195	246	211	326	95	(71)%	(51)%	845	878	4%
Income from Continuing Operations	563	628	577	771	280	(64)%	(50)%	2,503	2,256	(10)%
Noncontrolling Interests	—	—	2	1	4	NM	NM	6	7	17%
Net Income	$563	$628	$575	$770	$276	(64)%	(51)%	$2,497	$2,249	(10)%
Average Assets (in billions of dollars)	$161	$155	$154	$147	$148	1%	(8)%	$169	$151	(11)%
Return on Average Assets	1.39%	1.64%	1.50%	2.08%	0.74%			1.49%	1.49%
Efficiency Ratio	56%	52%	58%	49%	61%			54%	55%

Revenue by Business
Retail Banking	$1,375	$1,251	$1,269	$1,369	$1,189	(13)%	(14)%	$5,678	$5,078	(11)%
Citi-Branded Cards	694	584	579	554	528	(5)%	(24)%	2,782	2,245	(19)%
Global Consumer Banking	2,069	1,835	1,848	1,923	1,717	(11)%	(17)%	$8,460	$7,323	(13)%
Institutional Clients Group	975	991	898	1,153	876	(24)%	(10)%	4,098	3,918	(4)%
Total	$3,044	$2,826	$2,746	$3,076	$2,593	(16)%	(15)%	$12,558	$11,241	(10)%

CVA/DVA {included as applicable in businesses above}	(11)	(9)	16	(13)	14	NM	NM	(45)	8	NM
Total Revenues - Excluding CVA/DVA (2)	$3,055	$2,835	$2,730	$3,089	$2,579	(17)%	(16)%	$12,603	$11,233	(11)%

Income from Continuing Operations by Business
Retail Banking	$141	$154	$143	$235	$58	(75)%	(59)%	$740	$590	(20)%
Citi-Branded Cards	122	90	82	77	89	16%	(27)%	418	338	(19)%
Global Consumer Banking	263	244	225	312	147	(53)%	(44)%	$1,158	$928	(20)%
Institutional Clients Group	300	384	352	459	133	(71)%	(56)%	1,345	1,328	(1)%
Total	$563	$628	$577	$771	$280	(64)%	(50)%	$2,503	$2,256	(10)%

CVA/DVA {included as applicable in businesses above}	(7)	(6)	10	(8)	9	NM	NM	(28)	5	NM
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$570	$634	$567	$779	$271	(65)%	(52)%	$2,531	$2,251	(11)%

(1)         Regional results do not include Corporate/Other.  See page 18 for Corporate/Other results.

(2)         Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITICORP ASIA (1) (In millions of dollars, except as otherwise noted)

						4Q15 Increase/		Full	Full	FY 2015 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2014 Increase/
	2014	2015	2015	2015	2015	3Q15	4Q14	2014	2015	(Decrease)

Net Interest Revenue	$1,852	$1,757	$1,806	$1,745	$1,688	(3)%	(9)%	$7,631	$6,996	(8)%
Non-Interest Revenue	1,378	1,609	1,635	1,474	1,333	(10)%	(3)%	5,695	6,051	6%
Total Revenues, Net of Interest Expense	3,230	3,366	3,441	3,219	3,021	(6)%	(6)%	13,326	13,047	(2)%
Total Operating Expenses	1,877	1,819	1,846	1,839	1,853	1%	(1)%	7,830	7,357	(6)%
Net Credit Losses	181	156	166	166	169	2%	(7)%	735	657	(11)%
Credit Reserve Build / (Release)	(35)	(54)	(43)	(55)	31	NM	NM	(120)	(121)	(1)%
Provision for Unfunded Lending Commitments	(5)	2	(4)	—	—	—	100%	(16)	(2)	88%
Provision for Benefits and Claims	—	—	—	—	—	—	—	—	—	—
Provisions for Credit Losses and for Benefits and Claims	141	104	119	111	200	80%	42%	599	534	(11)%
Income from Continuing Operations before Taxes	1,212	1,443	1,476	1,269	968	(24)%	(20)%	4,897	5,156	5%
Income Taxes	397	480	494	450	329	(27)%	(17)%	1,608	1,753	9%
Income from Continuing Operations	815	963	982	819	639	(22)%	(22)%	3,289	3,403	3%
Noncontrolling Interests	1	(1)	—	—	2	NM	100%	4	1	(75)%
Net Income	$814	$964	$982	$819	$637	(22)%	(22)%	$3,285	$3,402	4%
Average Assets (in billions of dollars)	$314	$305	$306	$299	$299	—	(5)%	$321	$302	(6)%
Return on Average Assets	1.03%	1.28%	1.29%	1.09%	0.85%			1.02%	1.13%
Efficiency Ratio	58%	54%	54%	57%	61%			59%	56%

Revenue by Business
Retail Banking	$977	$1,016	$1,038	$934	$889	(5)%	(9)%	$4,106	$3,877	(6)%
Citi-Branded Cards	626	575	586	539	544	1%	(13)%	2,621	2,244	(14)%
Global Consumer Banking	1,603	1,591	1,624	1,473	1,433	(3)%	(11)%	6,727	6,121	(9)%
Institutional Clients Group	1,627	1,775	1,817	1,746	1,588	(9)%	(2)%	6,599	6,926	5%
Total	$3,230	$3,366	$3,441	$3,219	$3,021	(6)%	(6)%	$13,326	$13,047	(2)%

CVA/DVA {included as applicable in businesses above}	(10)	(27)	13	—	(15)	NM	(50)%	(74)	(29)	61%
Total Revenues - Excluding CVA/DVA (2)	$3,240	$3,393	$3,428	$3,219	$3,036	(6)%	(6)%	$13,400	$13,076	(2)%

Income from Continuing Operations by Business
Retail Banking	$191	$230	$232	$191	$122	(36)%	(36)%	$699	$775	11%
Citi-Branded Cards	117	109	103	107	95	(11)%	(19)%	548	414	(24)%
Global Consumer Banking	308	339	335	298	217	(27)%	(30)%	1,247	1,189	(5)%
Institutional Clients Group	507	624	647	521	422	(19)%	(17)%	2,042	2,214	8%
Total	$815	$963	$982	$819	$639	(22)%	(22)%	$3,289	$3,403	3%

CVA/DVA {included as applicable in businesses above}	(6)	(17)	8	—	(9)	NM	(50)%	(46)	(18)	61%
Income (loss) from Continuing Operations - Excluding CVA/DVA (2)	$821	$980	$974	$819	$648	(21)%	(21)%	$3,335	$3,421	3%

(1)         Regional results do not include Corporate/Other.  See page 18 for Corporate/Other results.

(2)         Presentation of this metric excluding CVA/DVA is a non-GAAP financial measure.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS INCOME STATEMENT AND BALANCE SHEET DATA (In millions of dollars, except as otherwise noted)

						4Q15 Increase/		Full	Full	FY 2015 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2014 Increase/
	2014	2015	2015	2015	2015	3Q15	4Q14	2014	2015	(Decrease)
Revenues
Net interest revenue	$1,059	$1,055	$1,001	$974	$674	(31)%	(36)%	$4,591	$3,704	(19)%
Non-interest revenue (1)	745	779	672	443	2,239	NM	NM	3,258	4,133	27%
Total revenues, net of interest expense	1,804	1,834	1,673	1,417	2,913	NM	61%	7,849	7,837	—

Provisions for Credit Losses and for Benefits and Claims
Net Credit Losses	417	408	258	218	182	(17)%	(56)%	1,837	1,066	(42)%
Credit Reserve Build / (Release) (2)	(214)	(196)	(170)	(209)	72	NM	NM	(907)	(503)	45%
Provision for loan losses (1)	203	212	88	9	254	NM	25%	930	563	(39)%
Provision for Benefits and Claims	167	169	160	161	134	(17)%	(20)%	657	624	(5)%
Provision for unfunded lending commitments	—	(5)	(1)	(19)	(1)	95%	(100)%	(10)	(26)	NM
Total provisions for credit losses and for benefits and claims	370	376	247	151	387	NM	5%	1,577	1,161	(26)%

Total operating expenses	1,303	1,157	1,104	1,145	1,209	6%	(7)%	9,689	4,615	(52)%

Income (Loss) from Continuing Operations before Income Taxes	131	301	322	121	1,317	NM	NM	(3,417)	2,061	NM
Provision (benefits) for income taxes	47	154	159	90	600	NM	NM	57	1,003	NM

Income (Loss) from Continuing Operations	84	147	163	31	717	NM	NM	(3,474)	1,058	NM

Noncontrolling Interests	—	1	—	—	10	NM	NM	6	11	83%
Citi Holding’s Net Income (Loss)	$84	$146	$163	$31	$707	NM	NM	$(3,480)	$1,047	NM
Average Assets (in billions of dollars)	$132	$125	$118	$113	$90	(20)%	(32)%	$144	$112	(22)%
Return on Average Assets	0.25%	0.47%	0.55%	0.11%	3.12%			(2.42)%	0.93%
Efficiency Ratio	72%	63%	66%	81%	42%			123%	59%

Balance Sheet Data (in billions):

Total EOP Assets	$129	$122	$116	$110	$74	(33)%	(43)%	$129	$74	(43)%

Total EOP Loans	$79	$62	$59	$55	$45	(19)%	(43)%	$79	$45	(43)%

Total EOP Deposits	$17	$12	$8	$7	$7	—	(58)%	$17	$7	(58)%

Consumer Net Credit Losses as a % of Average Loans	1.86%	2.20%	1.57%	1.42%	1.36%			2.01%	1.68%

(1)

As a result of Citigroup’s entry into an agreement in March 2015 to sell OneMain Financial (OneMain), OneMain was classified as held-for-sale (HFS) at the end of the first quarter 2015. As a result of HFS accounting treatment, approximately $160 million, $116 million and $74 million of cost of credit was recorded as a reduction in revenue (Other revenue) during the second, third and fourth quarters of 2015, respectively. The OneMain sale was completed on November 15, 2015.

(2)	The fourth quarter of 2015, includes a $162 million build related to the transfer of approximately $8 billion of mortgage loans to Loans Held-for-sale at the end of the quarter.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS CONSUMER KEY INDICATORS - Page 1 (In millions of dollars, except as otherwise noted)

						4Q15 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2014	2015	2015	2015	2015	3Q15	4Q14

CITI HOLDINGS KEY INDICATORS:

Consumer - International (1) (2)

Branches (actual)	153	122	105	108	97	(10)%	(37)%

Average Loans (in billions)	$8.8	$7.4	$4.5	$4.1	$3.8	(7)%	(57)%

EOP Loans:
Real Estate Lending	$1.9	$0.5	$0.4	$0.4	$0.3	(25)%	(84)%
Cards	3.6	2.1	1.8	1.8	1.7	(6)%	(53)%
Commercial Markets	0.8	0.7	0.5	0.5	0.5	—	(38)%
Personal and Other	1.7	1.6	1.5	1.4	1.3	(7)%	(24)%
EOP Loans (in billions of dollars)	$8.0	$4.9	$4.2	$4.1	$3.8	(7)%	(53)%
Net Interest Revenue	$195	$230	$216	$212	$162	(24)%	(17)%
As a % of Average Loans	8.79%	12.61%	17.92%	20.51%	16.91%
Net Credit Losses	$28	$51	$41	$38	$43	13%	54%
As a % of Average Loans	1.26%	2.80%	3.65%	3.68%	4.49%
Loans 90+ Days Past Due	$110	$91	$78	$77	$70	(9)%	(36)%
As a % of EOP Loans	1.38%	1.86%	1.86%	1.88%	1.84%
Loans 30-89 Days Past Due	$168	$142	$119	$118	$103	(13)%	(39)%
As a % of EOP Loans	2.10%	2.90%	2.83%	2.88%	2.71%

Consumer - North America (3)

Branches (actual)	1,424	278	273	272	272	—	(81)%

Average Loans (in billions of dollars)	$73.9	$68.9	$55.4	$52.7	$49.4	(6)%	(33)%

EOP Loans (in billions of dollars)	$70.8	$56.6	$54.2	$50.7	$40.5	(20)%	(43)%
Net Interest Revenue	$860	$823	$775	$766	$522	(32)%	(39)%
As a % of Average Loans	4.62%	4.84%	1.99%	2.00%	1.90%
Net Credit Losses	$359	$363	$193	$166	$140	(16)%	(61)%
As a % of Average Loans	1.93%	2.14%	1.40%	1.25%	1.12%
Loans 90+ Days Past Due	$1,963	$1,607	$1,462	$1,354	$770	(43)%	(61)%
As a % of EOP Loans	2.94%	2.97%	2.84%	2.81%	2.01%
Loans 30-89 Days Past Due	$1,663	$1,197	$1,153	$1,230	$857	(30)%	(48)%
As a % of EOP Loans	2.49%	2.21%	2.24%	2.56%	2.24%

(1)         Average loans, EOP loans and the related consumer delinquency amounts and ratios include interest and fees receivables balances.

(2)         The first and second quarters of 2015 reflect the transfers of loans and branches to held-for-sale (HFS) as a result of the agreement in December 2014 to sell the Japan retail banking business (Japan Retail).   The first and second quarter of 2015 reflect the transfers of loans to HFS as a result of the agreement in March 2015 to sell the Japan cards business (Japan Cards). The second, third and fourth quarters of 2015 reflect the HFS reclassification of interest revenue on loans to other interest earning assets. The Japan Cards sale was completed on December 14, 2015.

(3)         The first, second and third quarters of 2015 reflect the transfers of loans and branches to HFS resulting from the agreement to sell OneMain. As a result of HFS accounting treatment, approximately $160 million, $131 million and $73 million of net credit losses (NCLs) were recorded as a reduction of revenue (Other revenue) during the second, third and fourth quarters of 2015, respectively. The second, third and fourth quarters of 2015 reflect the HFS reclassification of interest revenue on loans to other interest earning assets.

Reclassified to conform to the current period’s presentation.

CITI HOLDINGS CONSUMER KEY INDICATORS - Page 2 (In millions of dollars, except as otherwise noted)

						4Q15 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2014	2015	2015	2015	2015	3Q15	4Q14

CITI HOLDINGS KEY INDICATORS:

North America Mortgages

CMI (CitiMortgage)	$29.1	$25.9	$22.4	$21.4	$20.1	(6)%	(31)%
CFNA (CitiFinancial - North America)	7.9	7.3	6.8	6.4	5.6	(13)%	(29)%
Residential First	37.0	33.2	29.2	27.8	25.7	(8)%	(31)%
Home Equity	25.3	24.4	23.3	22.0	21.0	(5)%	(17)%
Average Loans (in billions of dollars)	$62.3	$57.6	$52.5	$49.8	$46.7	(6)%	(25)%

CMI	$26.9	$22.8	$22.1	$20.6	$18.5	(10)%	(31)%
CFNA	7.5	7.0	6.5	5.8	0.2	(97)%	(97)%
Residential First	34.4	29.8	28.6	26.4	18.7	(29)%	(46)%
Home Equity	24.9	23.8	22.7	21.5	19.1	(11)%	(23)%
EOP Loans (in billions of dollars) (1)	$59.3	$53.6	$51.3	$47.9	$37.8	(21)%	(36)%

Third Party Mortgage Serv. Portfolio (EOP, in billions)	$47.4	$43.4	$39.2	$36.4	$34.0	(7)%	(28)%
Net Servicing & Gain/(Loss) on Sale	$96.8	$96.2	$61.3	$49.6	$5.0	(90)%	(95)%
Net Interest Revenue on Loans	$305	$272	$290	$274	$239	(13)%	(22)%
As a % of Avg. Loans	1.94%	1.92%	2.22%	2.18%	2.03%

CMI	$26	$22	$21	$9	$9	—	(65)%
CFNA	91	81	80	75	56	(25)%	(38)%
Residential First	$117	$103	$101	$84	$65	(23)%	(44)%
Home Equity	87	81	70	61	56	(8)%	(36)%
Net Credit Losses (NCLs)	$204	$184	$171	$145	$121	(17)%	(41)%
As a % of Avg. Loans	1.30%	1.30%	1.31%	1.16%	1.03%

CMI	$642	$589	$510	$489	$319	(35)%	(50)%
CFNA	543	500	463	392	4	(99)%	(99)%
Residential First	1,185	1,089	973	881	323	(63)%	(73)%
Home Equity	500	484	458	441	417	(5)%	(17)%
Loans 90+ Days Past Due (1) (2) (3)	$1,685	$1,573	$1,431	$1,322	$740	(44)%	(56)%
As a % of EOP Loans	3.05%	3.08%	2.94%	2.92%	2.08%

CMI	$831	$654	$609	$666	$537	(19)%	(35)%
CFNA	292	225	221	205	2	(99)%	(99)%
Residential First	1,123	879	830	871	539	(38)%	(52)%
Home Equity	324	269	275	311	271	(13)%	(16)%
Loans 30-89 Days Past Due (1) (2) (3)	$1,447	$1,148	$1,105	$1,182	$810	(31)%	(44)%
As a % of EOP Loans	2.62%	2.25%	2.27%	2.61%	2.28%

North America Personal Loans (4)
Average Loans (in billions of dollars)	$9.3	$9.1	$0.8	$0.8	$0.7	(13)%	(92)%
EOP Loans (in billions of dollars)	$9.4	$0.8	$0.9	$0.9	$0.9	—	(90)%
Net Interest Revenue	$532	$500	$507	$505	$279	(45)%	(48)%
As a % of Avg. Loans	22.70%	22.28%	N/A	N/A	N/A
Net Credit Losses	$154	$174	$17	$15	$14	(7)%	(91)%
As a % of Avg. Loans	6.57%	7.75%	8.52%	7.44%	7.93%
Loans 90+ Days Past Due	$264	$21	$20	$19	$18	(5)%	(93)%
As a % of EOP Loans	2.81%	2.63%	2.22%	2.11%	2.00%
Loans 30-89 Days Past Due	$180	$16	$17	$15	$14	(7)%	(92)%
As a % of EOP Loans	1.91%	2.00%	1.89%	1.67%	1.56%

(1)         The fourth quarter of 2015 reflects the transfer of approximately $8 billion of mortgage loans to Loans, held-for-sale (HFS) (included within Other assets on the GAAP balance sheet).  Delinquencies and related ratios are not included for Loans HFS.

(2)         The Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies.

The amounts excluded for Loans 90+ Days Past Due and (EOP Loans) for each period were $2.2 billion and ($4.0 billion), $1.8 billion and ($2.5 billion), $1.7 billion and ($2.7 billion), $1.7 billion and ($2.6 billion), and $1.5 billion and ($2.2 billion), as of December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015, respectively.

The amounts excluded for Loans 30-89 Days Past Due and (EOP Loans) for each period were $0.5 billion and ($4.0 billion), $0.2 billion and ($2.5 billion), $0.3 billion and ($2.7 billion), $0.3 billion and ($2.6 billion), and $0.2 billion and ($2.2 billion), as of December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015, respectively.

(3)         The December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $14 million, $12 million, $12 million, $12 million and $11 million, respectively, of loans that are carried at fair value.

(4)         See footnote 3 on page 24.

N/A  Not applicable for the second, third and fourth quarters of 2015 as a result of the loans related to the announced sale of OneMain being reclassified from loans to assets held-for-sale (Other assets).

Reclassified to conform to the current period’s presentation.

AVERAGE BALANCES AND INTEREST RATES (1)(2)(3)(4)(5) Taxable Equivalent Basis

	Average Volumes			Interest			% Average Rate (4)
	Fourth	Third	Fourth	Fourth	Third	Fourth	Fourth		Third		Fourth
	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter	Quarter		Quarter		Quarter
In millions of dollars, except as otherwise noted	2014	2015	2015	2014	2015	2015	2014		2015		2015
Assets:
Deposits with Banks	$150,534	$139,349	$121,995	$222	$187	$189	0.59%		0.53%		0.61%
Fed Funds Sold and Resale Agreements (6)	250,770	233,831	226,413	613	656	554	0.97%		1.11%		0.97%
Trading Account Assets (7)	232,367	210,187	203,915	1,489	1,531	1,465	2.54%		2.89%		2.85%
Investments	331,036	335,123	343,999	1,892	1,802	1,900	2.27%		2.13%		2.19%
Total Loans (net of Unearned Income) (8)	650,819	623,205	624,947	11,053	9,995	9,975	6.74%		6.36%		6.33%
Other Interest-Earning Assets	44,816	60,459	51,623	115	661	408	1.02%		4.34%		3.14%
Total Average Interest-Earning Assets	$1,660,342	$1,602,154	$1,572,892	$15,384	$14,832	$14,491	3.68%		3.67%		3.66%

Liabilities:
Deposits (excluding deposit insurance and FDIC Assessment)	$738,612	$696,882	$696,444	$1,085	$951	$954	0.58%		0.54%		0.54%
Deposit Insurance and FDIC Assessment	—	—	—	272	264	269
Total Deposits	738,612	696,882	696,444	1,357	1,215	1,223	0.73%		0.69%		0.70%
Fed Funds Purchased and Repurchase Agreements (6)	187,434	174,245	163,290	422	379	416	0.89%		0.86%		1.01%
Trading Account Liabilities (7)	72,055	70,470	63,202	41	57	58	0.23%		0.32%		0.36%
Short-Term Borrowings	118,033	132,021	90,873	140	159	86	0.47%		0.48%		0.38%
Long-Term Debt (9)	201,678	187,636	185,947	1,199	1,131	1,117	2.36%		2.39%		2.38%
Total Average Interest-Bearing Liabilities	$1,317,812	$1,261,254	$1,199,756	$3,159	$2,941	$2,900	0.95%		0.93%		0.96%
Total Average Interest-Bearing Liabilities (excluding deposit insurance and FDIC Assessment)	$1,317,812	$1,261,254	$1,199,756	$2,887	$2,677	$2,631	0.87%		0.84%		0.87%

Net Interest Revenue as a % of Average Interest-Earning Assets (NIM)				$12,225	$11,891	$11,591	2.92%		2.94%		2.92%

NIR as a % of Average Interest-Earning Assets (NIM) (excluding deposit insurance and FDIC Assessment)				$12,497	$12,155	$11,860	2.99%		3.01%		2.99%

4Q15 Increase (Decrease) From							—	bps	(2	)bps

4Q15 Increase (Decrease) (excluding deposit insurance and FDIC Assessment) From							—	bps	(2	)bps

(1)

Interest Revenue includes the taxable equivalent adjustments (based on the U.S. federal statutory tax rate of 35%) of $125 million for the fourth quarter of 2014, $118 million for the third quarter of 2015 and $126 million for the fourth quarter of 2015.

(2)	Citigroup average balances and interest rates include both domestic and international operations.
(3)	Monthly averages have been used by certain subsidiaries where daily averages are unavailable.
(4)	Average rate % is calculated as annualized interest over average volumes.
(5)	Preliminary.
(6)

Average volumes of securities borrowed or purchased under agreements to resell and securities loaned or sold under agreements to repurchase are reported net pursuant to FIN 41; the related interest excludes the impact of FIN 41.

(7)

Interest expense on trading account liabilities of ICG is reported as a reduction of interest revenue. Interest revenue and interest expense on cash collateral positions are reported in trading account assets and trading account liabilities, respectively.

(8)	Nonperforming loans are included in the average loan balances.
(9)	Excludes hybrid financial instruments with changes recorded in Principal Transactions.

Reclassified to conform to the current period’s presentation.

DEPOSITS (In billions of dollars)

						4Q15 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2014	2015	2015	2015	2015	3Q15	4Q14

Citicorp Deposits by Business

Global Consumer Banking
North America	$171.4	$172.6	$173.5	$170.9	$172.8	1%	1%
Latin America	43.7	42.0	42.1	38.8	40.8	5%	(7)%
Asia (1)	89.2	89.7	89.6	87.1	87.8	1%	(2)%
Total	$304.3	$304.3	$305.2	$296.8	$301.4	2%	(1)%

ICG
North America	$193.1	$196.1	$198.1	$200.5	$198.4	(1)%	3%
EMEA	164.5	167.2	177.4	173.8	170.4	(2)%	4%
Latin America	56.3	60.2	63.0	61.4	64.2	5%	14%
Asia	141.5	147.6	149.6	159.2	154.3	(3)%	9%
Total	$555.4	$571.1	$588.1	$594.9	$587.3	(1)%	6%

Corporate/Other	$22.8	$12.3	$7.0	$5.4	$12.1	NM	(47)%

Total Citicorp	$882.5	$887.7	$900.3	$897.1	$900.8	—	2%

Total Citi Holdings (2)	$16.8	$11.9	$7.7	$7.1	$7.1	—	(58)%

Total Citigroup Deposits - EOP	$899.3	$899.6	$908.0	$904.2	$907.9	—	1%

Total Citigroup Deposits - Average	$938.7	$899.5	$906.4	$903.1	$908.8	1%	(3)%

FX Translation Impact:
Total Citigroup EOP Deposits - as Reported	$899.3	$899.6	$908.0	$904.2	$907.9	—	1%
Impact of FX Translation (3)	(28.1)	(14.5)	(16.7)	(3.4)	—
Total Citigroup EOP Deposits - Ex-FX (4)	$871.2	$885.1	$891.3	$900.8	$907.9	1%	4%

(1)	For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.
(2)	See footnote 4 on page 1.
(3)	Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the fourth quarter of 2015 average exchange rates for all periods presented.
(4)	Presentation of this metric excluding FX translation is a non-GAAP financial measure.
NM	Not meaningful.

Reclassified to conform to the current period’s presentation.

EOP LOANS (1) - Page 1 CITICORP (In billions of dollars)

						4Q15 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2014	2015	2015	2015	2015	3Q15	4Q14

Citicorp:
Global Consumer Banking

North America
Credit Cards	$114.0	$105.9	$107.7	$107.9	$113.3	5%	(1)%
Retail Banking	46.8	47.8	48.8	50.6	51.8	2%	11%
Total	$160.8	$153.7	$156.5	$158.5	$165.1	4%	3%

Latin America
Credit Cards	$9.3	$8.5	$8.3	$7.5	$7.5	—	(19)%
Retail Banking	26.2	25.6	25.7	23.9	24.0	—	(8)%
Total	$35.5	$34.1	$34.0	$31.4	$31.5	—	(11)%

Asia (1)
Credit Cards	$18.6	$17.8	$18.1	$17.0	$17.7	4%	(5)%
Retail Banking	76.2	74.5	75.3	71.4	71.0	(1)%	(7)%
Total	$94.8	$92.3	$93.4	$88.4	$88.7	—	(6)%

Total Consumer Loans
Credit Cards	$141.9	$132.2	$134.1	$132.4	$138.5	5%	(2)%
Retail Banking	149.2	147.9	149.8	145.9	146.8	1%	(2)%
Total Consumer	$291.1	$280.1	$283.9	$278.3	$285.3	3%	(2)%

Total Corporate Loans
North America	$117.7	$120.1	$127.3	$129.2	$126.8	(2)%	8%
EMEA	55.9	58.3	60.1	59.5	57.7	(3)%	3%
Latin America	37.9	38.1	39.4	39.5	42.2	7%	11%
Asia	62.8	62.6	62.7	60.6	60.8	—	(3)%
Total Corporate Loans	$274.3	$279.1	$289.5	$288.8	$287.5	—	5%

Total Citicorp	$565.4	$559.2	$573.4	$567.1	$572.8	1%	1%

FX Translation Impact:
Total Citicorp EOP Loans - as Reported	$565.4	$559.2	$573.4	$567.1	$572.8	1%	1%
Impact of FX Translation (2)	(18.6)	(11.5)	(11.8)	(1.5)	—
Total Citicorp EOP Loans - Ex-FX (3)	$546.8	$547.7	$561.6	$565.6	$572.8	1%	5%

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1)         For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

(2)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the fourth quarter of 2015 average exchange rates for all periods presented.

(3)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

EOP LOANS - Page 2 CITI HOLDINGS AND TOTAL CITIGROUP (In billions of dollars)

						4Q15 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2014	2015	2015	2015	2015	3Q15	4Q14

Citi Holdings:

Consumer - North America
Mortgages (1)	59.3	53.6	51.3	47.9	37.8	(21)%	(36)%
Personal Loans	9.4	0.8	0.9	0.9	0.9	—	(90)%
Other	2.1	2.2	2.0	1.9	1.8	(5)%	(14)%
Total	$70.8	$56.6	$54.2	$50.7	$40.5	(20)%	(43)%

Consumer - International
Credit Cards	$3.6	$2.1	$1.8	$1.8	$1.7	(6)%	(53)%
REL, Personal & Other	4.4	2.8	2.4	2.3	2.1	(9)%	(52)%
Total	$8.0	$4.9	$4.2	$4.1	$3.8	(7)%	(53)%

Citi Holdings - Other	0.4	0.4	0.3	0.5	0.5	—	25%

Total Citi Holdings	$79.2	$61.9	$58.7	$55.3	$44.8	(19)%	(43)%

Total Citigroup	$644.6	$621.1	$632.1	$622.4	$617.6	(1)%	(4)%

Consumer Loans	$370.0	$341.7	$342.3	$333.4	$329.8	(1)%	(11)%
Corporate Loans	274.6	279.3	289.8	289.0	287.8	—	5%
Total Citigroup	$644.6	$621.0	$632.1	$622.4	$617.6	(1)%	(4)%

FX Translation Impact:
Total Citigroup EOP Loans - as Reported	$644.6	$621.0	$632.1	$622.4	$617.6	(1)%	(4)%
Impact of FX Translation (2)	(19.0)	(11.6)	(11.8)	(1.6)	—
Total Citigroup EOP Loans - Ex-FX (3)	$625.6	$609.4	$620.3	$620.8	$617.6	(1)%	(1)%

Note:  Certain small balance consumer loans included in the above lines are classified as Corporate Loans on the Consolidated Balance Sheet.

(1)         See footnote 1 on page 25.

(2)         Reflects the impact of foreign exchange (FX) translation into U.S. Dollars at the fourth quarter of 2015 average exchange rates for all periods presented.

(3)         Presentation of this metric excluding FX translation is a non-GAAP financial measure.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 90+ DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 90+ Day Past Due (1)					EOP Loans
	4Q	1Q	2Q	3Q	4Q	4Q
	2014	2015	2015	2015	2015	2015

Citicorp (2)
Total	$2,566	$2,245	$2,134	$2,085	$2,213	$285.3
Ratio	0.88%	0.80%	0.75%	0.75%	0.78%

Retail Bank (2)
Total	$816	$617	$636	$595	$577	$146.8
Ratio	0.55%	0.42%	0.43%	0.41%	0.40%
North America (2)	$225	$123	$150	$138	$165	$51.8
Ratio	0.49%	0.26%	0.31%	0.28%	0.33%
Latin America (3)	$397	$306	$296	$274	$235	$24.0
Ratio (3)	1.52%	1.20%	1.15%	1.15%	0.98%
Asia (4)	$194	$188	$190	$183	$177	$71.0
Ratio	0.25%	0.25%	0.25%	0.26%	0.25%

Cards
Total	$1,750	$1,628	$1,498	$1,490	$1,636	$138.5
Ratio	1.23%	1.23%	1.12%	1.13%	1.18%
North America - Citi-Branded	$593	$569	$495	$491	$538	$67.2
Ratio	0.88%	0.90%	0.77%	0.76%	0.80%
North America - Retail Services	$678	$629	$567	$621	$705	$46.1
Ratio	1.46%	1.48%	1.31%	1.44%	1.53%
Latin America	$284	$240	$245	$207	$213	$7.5
Ratio	3.05%	2.82%	2.95%	2.76%	2.84%
Asia (4)	$195	$190	$191	$171	$180	$17.7
Ratio	1.05%	1.07%	1.06%	1.01%	1.02%

Citi Holdings - Consumer (2) (5) (6)	$2,073	$1,698	$1,540	$1,431	$840	$44.3
Ratio	2.77%	2.88%	2.76%	2.74%	2.00%
International	$110	$91	$78	$77	$70	$3.8
Ratio	1.38%	1.86%	1.86%	1.88%	1.84%
North America (2) (5) (6)	$1,963	$1,607	$1,462	$1,354	$770	$40.5
Ratio	2.94%	2.97%	2.84%	2.81%	2.01%
Other (7)						$0.2

Total Citigroup (2) (5) (6)	$4,639	$3,943	$3,674	$3,516	$3,053	$329.8
Ratio	1.27%	1.17%	1.08%	1.07%	0.94%

(1)	The ratio of 90+ Days Past Due is calculated based on end-of-period loans, net of unearned income.
(2)

The 90+ Days Past Due and related ratios for North America Consumer Banking and Citi Holdings North America Mortgages excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 1 on page 10 and footnote 2 on page 25.

(3)	See footnote 3 on page 8.
(4)	For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.
(5)

The December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $14 million, $12 million, $12 million, $12 million and $11 million, respectively, of loans that are carried at fair value.

(6)	See footnote 1 on page 25.
(7)	Represents loans classified as Consumer loans on the Consolidated Balance Sheet that are not included in the Citi Holdings Consumer credit metrics.

Reclassified to conform to the current period’s presentation.

SUPPLEMENTAL DETAIL CONSUMER LOANS 30-89 DAYS DELINQUENCY AMOUNTS AND RATIOS BUSINESS VIEW (In millions of dollars, except EOP loan amounts in billions of dollars)

	Loans 30-89 Days Past Due (1)					EOP Loans
	4Q	1Q	2Q	3Q	4Q	4Q
	2014	2015	2015	2015	2015	2015

Citicorp (2)
Total	$2,688	$2,511	$2,387	$2,507	$2,512	$285.3
Ratio	0.93%	0.90%	0.84%	0.90%	0.88%

Retail Bank (2)
Total	$854	$845	$797	$806	$795	$146.8
Ratio	0.58%	0.58%	0.53%	0.56%	0.55%
North America (2)	$212	$203	$176	$198	$221	$51.8
Ratio	0.46%	0.43%	0.37%	0.40%	0.44%
Latin America	$290	$282	$266	$280	$224	$24.0
Ratio	1.11%	1.10%	1.04%	1.17%	0.93%
Asia (3)	$352	$360	$355	$328	$350	$71.0
Ratio	0.46%	0.48%	0.47%	0.46%	0.49%

Cards
Total	$1,834	$1,666	$1,590	$1,701	$1,717	$138.5
Ratio	1.29%	1.26%	1.19%	1.28%	1.24%
North America - Citi-Branded	$568	$497	$462	$504	$523	$67.2
Ratio	0.84%	0.78%	0.72%	0.78%	0.78%
North America - Retail Services	$748	$673	$652	$758	$773	$46.1
Ratio	1.61%	1.59%	1.51%	1.76%	1.68%
Latin America	$262	$247	$229	$219	$196	$7.5
Ratio	2.82%	2.91%	2.76%	2.92%	2.61%
Asia (3)	$256	$249	$247	$220	$225	$17.7
Ratio	1.38%	1.40%	1.36%	1.29%	1.27%

Citi Holdings - Consumer (2) (4) (5)	$1,831	$1,339	$1,272	$1,348	$960	$44.3
Ratio	2.45%	2.27%	2.28%	2.58%	2.28%
International	$168	$142	$119	$118	$103	$3.8
Ratio	2.10%	2.90%	2.83%	2.88%	2.71%
North America (2) (4) (5)	$1,663	$1,197	$1,153	$1,230	$857	$40.5
Ratio	2.49%	2.21%	2.24%	2.56%	2.24%
Other (6)						$0.2

Total Citigroup (2) (4) (5)	$4,519	$3,850	$3,659	$3,855	$3,472	$329.8
Ratio	1.24%	1.14%	1.08%	1.17%	1.06%

(1)	The ratio of 30-89 Days Past Due is calculated based on end-of-period loans, net of unearned income.
(2)

The 30-89 Days Past Due and related ratios for North America Consumer Banking and North America Local Consumer Lending excludes U.S. mortgage loans that are guaranteed by U.S. government-sponsored agencies since the potential loss predominantly resides with the U.S. agencies. See footnote 1 on page 10 and footnote 2 on page 25.

(3)	For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.
(4)

The December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015 Loans 90+ Days Past Due and 30-89 Days Past Due and related ratios exclude $14 million, $12 million, $12 million, $12 million and $11 million, respectively, of loans that are carried at fair value.

(5)	See footnote 1 on page 25.
(6)	Represents loans classified as Consumer loans on the Consolidated Balance Sheet that are not included in the Citi Holdings Consumer credit metrics.

Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

						4Q15 Increase/		Full	Full	FY 2015 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2014 Increase/
	2014	2015	2015	2015	2015	3Q15	4Q14	2014	2015	(Decrease)

Total Citigroup
Allowance for Loan Losses at Beginning of Period (1)	$16,915	$15,994	$14,598	$14,075	$13,626			$19,648	$15,994

Gross Credit (Losses)	(2,727)	(2,458)	(2,335)	(2,068)	(2,180)	(5)%	20%	(11,108)	(9,041)	19%
Gross Recoveries	479	501	415	405	418	3%	(13)%	2,135	1,739	(19)%
Net Credit (Losses) / Recoveries (NCLs)	(2,248)	(1,957)	(1,920)	(1,663)	(1,762)	(6)%	22%	(8,973)	(7,302)	19%
NCLs	2,248	1,957	1,920	1,663	1,762	6%	(22)%	8,973	7,302	(19)%
Net Reserve Builds / (Releases)	(306)	(91)	(199)	43	386	NM	NM	(1,879)	139	NM
Net Specific Reserve Builds / (Releases) (2)	(61)	(111)	(206)	(124)	108	NM	NM	(266)	(333)	(25)%
Provision for Loan Losses	1,881	1,755	1,515	1,582	2,256	43%	20%	6,828	7,108	4%
Other (3) (4) (5) (6) (7) (8) (9)	(554)	(1,194)	(118)	(368)	(1,494)	NM	NM	(1,509)	(3,174)
Allowance for Loan Losses at End of Period (1) (a)	$15,994	$14,598	$14,075	$13,626	$12,626			$15,994	$12,626

Allowance for Unfunded Lending Commitments (9) (10) (a)	$1,063	$1,023	$973	$1,036	$1,402			$1,063	$1,402

Provision for Unfunded Lending Commitments (9)	$(74)	$(37)	$(48)	$65	$94			$(162)	$74

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$17,057	$15,621	$15,048	$14,662	$14,028			$17,057	$14,028

Total Allowance for Loan Losses as a Percentage of Total Loans (11)	2.50%	2.38%	2.25%	2.21%	2.06%

Allowance for Loan Losses at End of Period (1):
Citicorp	$11,142	$10,976	$10,672	$10,505	$10,616
Citi Holdings	4,852	3,622	3,403	3,121	2,010
Total Citigroup	$15,994	$14,598	$14,075	$13,626	$12,626

(1)

Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)	The fourth quarter of 2015, includes a $162 million build related to the transfer of approximately $8 billion of mortgage loans to Loans Held-for-sale at the end of the quarter.

(3)

Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(4)

The fourth quarter of 2014 includes a reduction of approximately $250 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $194 million related to a transfer of a real estate loan portfolio to HFS. Additionally, the fourth quarter includes a reduction of approximately $282 million related to FX translation.

(5)

The first quarter of 2015 includes a reduction of approximately $1,032 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $281 million related to a transfer of a real estate loan portfolio to HFS. Additionally, the first quarter includes a reduction of approximately $145 million related to FX translation.

(6)

The second quarter of 2015 includes a reduction of approximately $88 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $34 million related to a transfer of a real estate loan portfolio to HFS. Additionally, the second quarter includes a reduction of approximately $39 million related to FX translation.

(7)

The third quarter of 2015 includes a reduction of approximately $110 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $14 million related to a transfer of a real estate loan portfolio to HFS. Additionally, the third quarter includes a reduction of approximately $255 million related to FX translation.

(8)

The fourth quarter of 2015 includes a reduction of approximately $1,180 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $1,133 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the fourth quarter includes a reduction of approximately $35 million related to FX translation.

(9)

The fourth quarter of 2015 includes a reclassification of $271 million of Allowance for Loan Losses to Allowance for Unfunded Lending Commitments, included in the Other line item. This reclassification reflects the re-attribution of $271 million in Allowances for Credit Losses between the funded and unfunded portions of the corporate credit portfolios and does not reflect a change in the underlying credit performance of these portfolios. The $94 million ($87 million corporate, $7 million consumer) Provision for unfunded lending commitments during the 2015 fourth quarter represents the allowance change during the quarter due to portfolio and economic changes in the unfunded portfolio during the quarter.

(10)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(11)

December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015, exclude $5.9 billion, $6.6 billion, $6.5 billion, $5.5 billion and $5.0 billion, respectively, of loans which are carried at fair value.

NM Not meaningful. Reclassified to conform to the current period’s presentation.

ALLOWANCE FOR CREDIT LOSSES - PAGE 2 TOTAL CITIGROUP (In millions of dollars)

						4Q15 Increase/		Full	Full	FY 2015 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2014 Increase/
	2014	2015	2015	2015	2015	3Q15	4Q14	2014	2015	(Decrease)

Total Citigroup Consumer Loans
Allowance for Loan Losses at Beginning of Period (1)	$14,575	$13,605	$12,122	$11,749	$11,110			$17,064	$13,605

Net Credit Losses (NCLs)	(2,098)	(1,966)	(1,814)	(1,617)	(1,671)	(3)%	20%	(8,685)	(7,068)	19%
NCLs	2,098	1,966	1,814	1,617	1,671	3%	(20)%	8,685	7,068	(19)%
Net Reserve Builds / (Releases)	(399)	(191)	(158)	(72)	37	NM	NM	(1,746)	(384)	78%
Net Specific Reserve Builds / (Releases) (2)	(39)	(114)	(87)	(202)	(16)	92%	59%	(246)	(419)	(70)%
Provision for Loan Losses	1,660	1,661	1,569	1,343	1,692	26%	2%	6,693	6,265	(6)%
Other (3) (4) (5) (6) (7) (8)	(532)	(1,178)	(128)	(365)	(1,215)	NM	NM	(1,467)	(2,886)	(97)%
Allowance for Loan Losses at End of Period (1) (a)	$13,605	$12,122	$11,749	$11,110	$9,916			$13,605	$9,916

Consumer Allowance for Unfunded Lending Commitments (9) (a)	$36	$32	$31	$31	$38			$36	$38

Provision for Unfunded Lending Commitments	$(15)	$(4)	$(1)	$1	$7			$(22)	$3

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (a)]	$13,641	$12,154	$11,780	$11,141	$9,954			$13,641	$9,954

Consumer Allowance for Loan Losses as a Percentage of Total Consumer Loans (10)	3.68%	3.55%	3.43%	3.33%	3.01%

Total Citigroup Corporate Loans
Allowance for Loan Losses at Beginning of Period (1)	$2,340	$2,389	$2,476	$2,326	$2,516			$2,584	$2,389

Net Credit (Losses) / Recoveries (NCL’s)	(150)	9	(106)	(46)	(91)	(98)%	39%	(288)	(234)	19%
NCLs	150	(9)	106	46	91	98%	(39)%	288	234	(19)%
Net Reserve Builds / (Releases)	93	100	(41)	115	349	NM	NM	(133)	523	NM
Net Specific Reserve Builds / (Releases)	(22)	3	(119)	78	124	59%	NM	(20)	86	NM
Provision for Loan Losses	221	94	(54)	239	564	NM	NM	135	843	NM
Other (3) (11)	(22)	(16)	10	(3)	(279)			(42)	(288)
Allowance for Loan Losses at End of Period (1) (b)	$2,389	$2,476	$2,326	$2,516	$2,710			$2,389	$2,710

Corporate Allowance for Unfunded Lending Commitments (9)(11)(b)	$1,027	$991	$942	$1,005	$1,364			$1,027	$1,364

Provision for Unfunded Lending Commitments (11)	$(59)	$(33)	$(47)	$64	$87			$(140)	$71

Total Allowance for Loans, Leases and Unfunded Lending Commitments [Sum of (b)]	$3,416	$3,467	$3,268	$3,521	$4,074			$3,416	$4,074

Corporate Allowance for Loan Losses as a Percentage of Total Corporate Loans (12)	0.89%	0.91%	0.82%	0.89%	0.96%

Footnotes to these tables are on the following page (page 34).

ALLOWANCE FOR CREDIT LOSSES - PAGE 3 TOTAL CITIGROUP

The following footnotes relate to the tables on the prior page (page 33).

(1)

Allowance for credit losses represents management’s estimate of probable losses inherent in the portfolio. Attribution of the allowance is made for analytical purposes only, and the entire allowance is available to absorb probable credit losses inherent in the portfolio.

(2)	The fourth quarter of 2015, includes a $162 million build related to the transfer of approximately $8 billion of mortgage loans to Loans Held-for-sale at the end of the quarter.

(3)

Includes all adjustments to the allowance for credit losses, such as changes in the allowance from acquisitions, dispositions, securitizations, foreign currency translation (FX translation), purchase accounting adjustments, etc.

(4)

The fourth quarter of 2014 includes a reduction of approximately $250 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $194 million related to a transfer of a real estate loan portfolio to HFS. Additionally, the fourth quarter includes a reduction of approximately $282 million related to FX translation.

(5)

The first quarter of 2015 includes a reduction of approximately $1,032 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $281 million related to a transfer of a real estate loan portfolio to HFS. Additionally, the first quarter includes a reduction of approximately $145 million related to FX translation.

(6)

The second quarter of 2015 includes a reduction of approximately $88 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $34 million related to a transfer of a real estate loan portfolio to HFS. Additionally, the second quarter includes a reduction of approximately $39 million related to FX translation.

(7)

The third quarter of 2015 includes a reduction of approximately $110 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $14 million related to a transfer of a real estate loan portfolio to HFS. Additionally, the third quarter includes a reduction of approximately $255 million related to FX translation.

(8)

The fourth quarter of 2015 includes a reduction of approximately $1,181 million related to the sale or transfers to HFS of various loan portfolios, including a reduction of $1,133 million related to the transfers of a real estate loan portfolio to HFS. Additionally, the fourth quarter includes a reduction of approximately $35 million related to FX translation.

(9)	Represents additional credit reserves recorded as other liabilities on the Consolidated Balance Sheet.

(10)

December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015 exclude $43 million, $38 million, $39 million, $37 million and $34 million, respectively, of loans which are carried at fair value.

(11)

The fourth quarter of 2015 includes a reclassification of $271 million of Allowance for Loan Losses to Allowance for Unfunded Lending Commitments, included in the Other line item. This reclassification reflects the re-attribution of $271 million in Allowances for Credit Losses between the funded and unfunded portions of the corporate credit portfolios and does not reflect a change in the underlying credit performance of these portfolios. The $94 million ($87 million corporate, $7 million consumer) Provision for unfunded lending commitments during the 2015 fourth quarter represents the allowance change during the quarter due to portfolio and economic changes in the unfunded portfolio during the quarter.

(12)

December 31, 2014, March 31, 2015, June 30, 2015, September 30, 2015 and December 31, 2015 exclude $5.9 billion, $6.5 billion, $6.5 billion, $5.5 billion and $5.0 billion, respectively, of loans which are carried at fair value.

NM Not meaningful. Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 1 CITICORP (In millions of dollars)

						4Q15 Increase/		Full	Full	FY 2015 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2014 Increase/
	2014	2015	2015	2015	2015	3Q15	4Q14	2014	2015	(Decrease)

Citicorp
Net Credit Losses	$1,831	$1,549	$1,662	$1,445	$1,580	9%	(14)%	$7,136	$6,236	(13)%
Credit Reserve Build / (Release)	(153)	(6)	(235)	128	422	NM	NM	(1,238)	309	NM
Global Consumer Banking
Net Credit Losses	1,710	1,551	1,579	1,411	1,488	5%	(13)%	6,860	6,029	(12)%
Credit Reserve Build / (Release)	(254)	(113)	(103)	(64)	(38)	41%	85%	(1,148)	(318)	72%
North America Regional Consumer Banking
Net Credit Losses	1,013	961	1,000	878	914	4%	(10)%	4,206	3,753	(11)%
Credit Reserve Build / (Release)	(233)	(100)	(109)	(61)	(69)	(13)%	70%	(1,242)	(339)	73%
Retail Banking
Net Credit Losses	36	36	40	34	42	24%	17%	143	152	6%
Credit Reserve Build / (Release)	28	18	(6)	32	7	(78)%	(75)%	(15)	51	NM
Citi-Branded Cards
Net Credit Losses	514	492	503	443	454	2%	(12)%	2,197	1,892	(14)%
Credit Reserve Build / (Release)	(220)	(119)	(74)	(105)	(85)	19%	61%	(843)	(383)	55%
Citi Retail Services
Net Credit Losses	463	433	457	401	418	4%	(10)%	1,866	1,709	(8)%
Credit Reserve Build / (Release)	(41)	1	(29)	12	9	(25)%	NM	(384)	(7)	98%
Latin America Regional Consumer Banking
Net Credit Losses	511	417	392	355	385	8%	(25)%	1,861	1,549	(17)%
Credit Reserve Build / (Release)	(36)	22	7	61	4	(93)%	NM	120	94	(22)%
Retail Banking
Net Credit Losses	278	188	196	168	212	26%	(24)%	907	764	(16)%
Credit Reserve Build / (Release)	(37)	24	4	30	9	(70)%	NM	(13)	67	NM
Citi-Branded Cards
Net Credit Losses	233	229	196	187	173	(7)%	(26)%	954	785	(18)%
Credit Reserve Build / (Release)	1	(2)	3	31	(5)	NM	NM	133	27	(80)%
Asia Regional Consumer Banking (1)
Net Credit Losses	186	173	187	178	189	6%	2%	793	727	(8)%
Credit Reserve Build / (Release)	15	(35)	(1)	(64)	27	NM	80%	(26)	(73)	NM
Retail Banking
Net Credit Losses	74	70	79	77	99	29%	34%	316	325	3%
Credit Reserve Build / (Release)	—	(14)	4	(37)	31	NM	NM	(19)	(16)	16%
Citi-Branded Cards
Net Credit Losses	112	103	108	101	90	(11)%	(20)%	477	402	(25)%
Credit Reserve Build / (Release)	15	(21)	(5)	(27)	(4)	85%	NM	(7)	(57)	NM

Institutional Clients Group (ICG)
Net Credit Losses	121	(2)	83	34	92	NM	(24)%	276	207	(25)%
Credit Reserve Build / (Release)	101	107	(132)	192	460	NM	NM	(90)	627	NM

Corporate / Other
Net Credit Losses	—	—	—	—	—	—	—	—	—	—
Credit Reserve Build / (Release)	—	—	—	—	—	—	—	—	—	—

Total Citicorp Provision for Loan Losses	$1,678	$1,543	$1,427	$1,573	$2,002	27%	19%	$5,898	$6,545	11%

(1)       For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.

NM  Not meaningful.

Reclassified to conform to the current period’s presentation.

COMPONENTS OF PROVISION FOR LOAN LOSSES - PAGE 2 CITI HOLDINGS / TOTAL CITIGROUP (In millions of dollars)

						4Q15 Increase/		Full	Full	FY 2015 vs.
	4Q	1Q	2Q	3Q	4Q	(Decrease) from		Year	Year	FY 2014 Increase/
	2014	2015	2015	2015	2015	3Q15	4Q14	2014	2015	(Decrease)
Citi Holdings
Net Credit Losses (1)	$417	$408	$258	$218	$182	(17)%	(56)%	$1,837	$1,066	(42)%
Credit Reserve Build / (Release)	(214)	(196)	(170)	(209)	72	NM	NM	(907)	(503)	45%

Total Citi Holdings Provision for Loan Losses	$203	$212	$88	$9	$254	NM	25%	$930	$563	(39)%

Total Citicorp Provision for Loan Losses (from prior page)	$1,678	$1,543	$1,427	$1,573	$2,002	27%	19%	$5,898	$6,545	11%

Total Citigroup Provision for Loan Losses	$1,881	$1,755	$1,515	$1,582	$2,256	43%	20%	$6,828	$7,108	4%

(1)   See footnote 1 on page 23

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 1 TOTAL CITIGROUP (In millions of dollars)

						4Q15 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2014	2015	2015	2015	2015	3Q15	4Q14
Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$321	$347	$467	$830	$818	(1)%	NM
EMEA	267	287	322	372	317	(15)%	19%
Latin America	416	376	224	227	301	33%	(28)%
Asia	179	151	145	129	128	(1)%	(28)%
Total	$1,183	$1,161	$1,158	$1,558	$1,564	—	32%

Consumer Non-Accrual Loans By Region (2) (3) (7)
North America	$4,412	$4,192	$3,934	$3,630	$2,515	(31)%	(43)%
Latin America	1,188	1,086	1,034	938	876	(7)%	(26)%
Asia (4)	324	315	311	281	299	6%	(8)%
Total	$5,924	$5,593	$5,279	$4,849	$3,690	(24)%	(38)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$31	$28	$23	$35	$32	(9)%	3%
Global Consumer Banking	45	54	57	45	35	(22)%	(22)%
Citi Holdings	168	172	159	143	138	(3)%	(17)%
Corporate/Other	16	21	7	4	4	—	(75)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (5)	$260	$275	$246	$227	$209	(7)%	(19)%

OREO By Region:
North America	$195	$221	$190	$177	$166	(6)%	(14)%
EMEA	8	1	1	1	1	—	(88)%
Latin America	47	48	50	44	38	(14)%	(19)%
Asia	10	5	5	5	4	(20)%	(60)%
Total	$260	$275	$246	$227	$209	(7)%	(19)%

Other Repossessed Assets	$—	$—	$—	$—	$—	—	—

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$1,183	$1,161	$1,158	$1,558	$1,564	—	32%
Consumer Non-Accrual Loans	5,924	5,593	5,279	4,849	3,690	(24)%	(38)%
Non-Accrual Loans (NAL)	7,107	6,754	6,437	6,407	5,254	(18)%	(26)%
OREO	260	275	246	227	210	(7)%	(19)%
Other Repossessed Assets	—	—	—	—	—	—	—
Non-Accrual Assets (NAA)	$7,367	$7,029	$6,683	$6,634	$5,464	(18)%	(26)%

NAL as a % of Total Loans	1.10%	1.09%	1.02%	1.03%	0.85%
NAA as a % of Total Assets	0.40%	0.38%	0.37%	0.37%	0.32%

Allowance for Loan Losses as a % of NAL	225%	216%	219%	213%	240%

(1)

Corporate loans are placed on non-accrual status based upon a review by Citigroup’s risk officers. Corporate non-accrual loans may still be current on interest payments. With limited exceptions, the following practices are applied for Consumer loans: Consumer loans, excluding credit cards and mortgages, are placed on non-accrual status at 90 days past due, and are charged off at 120 days past due; residential mortgage loans are placed on non-accrual status at 90 days past due and written down to net realizable value at 180 days past due. Consistent with industry conventions, Citigroup generally accrues interest on credit card loans until such loans are charged off, which typically occurs at 180 days contractual delinquency. As such, the non-accrual loan disclosures do not include credit card loans.

(2)	The first, second and third quarters of 2015 reflect the transfers of non accrual loans to HFS resulting from the agreements to sell OneMain, Japan Retail and Japan Cards.
(3)	Excludes SOP 03-3 purchased distressed loans.
(4)	For reporting purposes, Asia GCB includes the results of operations of EMEA GCB for all periods presented.
(5)

Represents the carrying value of all property acquired by foreclosure or other legal proceedings when Citigroup has taken possession of the collateral. Also includes former premises and property for use that is no longer contemplated.

(6)	There is no industry-wide definition of non-accrual assets. As such, analysis against the industry is not always comparable.
(7)

The fourth quarter of 2015 decline includes the impact related to the transfer of approximately $8 billion of mortgage loans to Loans, held-for-sale (HFS) (included within Other assets on the GAAP balance sheet).

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 2 CITICORP (In millions of dollars)

						4Q15 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2014	2015	2015	2015	2015	3Q15	4Q14

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$307	$334	$455	$816	$804	(1)%	NM
EMEA	228	250	281	336	279	(17)%	22%
Latin America	415	375	223	226	300	33%	(28)%
Asia	176	149	144	127	128	1%	(27)%
Total	$1,126	$1,108	$1,103	$1,505	$1,511	—	34%

Consumer Non-Accrual Loans By Region (2) (3)
North America	$465	$351	$374	$364	$457	26%	(2)%
Latin America	1,134	1,043	998	902	842	(7)%	(26)%
Asia (4)	286	287	285	259	282	9%	(1)%
Total	$1,885	$1,681	$1,657	$1,525	$1,581	4%	(16)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

ICG	$31	$28	$23	$35	$32	(9)%	3%
Global Consumer Banking	45	54	57	45	35	(22)%	(22)%
Corporate/Other	16	21	7	4	4	—	(75)%

TOTAL OTHER REAL ESTATE OWNED (OREO) (5)	$92	$103	$87	$84	$71	(15)%	(23)%

OREO By Region:
North America	$35	$54	$35	$39	$32	(18)%	(9)%
EMEA	6	1	1	1	1	—	(83)%
Latin America	41	43	46	39	34	(13)%	(17)%
Asia	10	5	5	5	4	(20)%	(60)%
Total	$92	$103	$87	$84	$71	(15)%	(23)%

Other Repossessed Assets	$—	$—	$—	$—	$—

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$1,126	$1,108	$1,103	$1,505	$1,511	—	34%
Consumer Non-Accrual Loans	1,885	1,681	1,657	1,525	1,581	4%	(16)%
Non-Accrual Loans (NAL)	3,011	2,789	2,760	3,030	3,092	2%	3%
OREO	92	103	87	84	71	(15)%	(23)%
Other Repossessed Assets	—	—	—	—	—
Non-Accrual Assets (NAA)	$3,103	$2,892	$2,847	$3,114	$3,163	2%	2%

NAA as a % of Total Assets	0.18%	0.17%	0.17%	0.18%	0.19%

Allowance for Loan Losses as a % of NAL	370%	394%	387%	347%	343%

See Notes (1) - (6) on page 37.

Reclassified to conform to the current period’s presentation.

NON-ACCRUAL ASSETS - PAGE 3 CITI HOLDINGS (In millions of dollars)

						4Q15 Increase/
	4Q	1Q	2Q	3Q	4Q	(Decrease) from
	2014	2015	2015	2015	2015	3Q15	4Q14

Non-Accrual Loans (1)
Corporate Non-Accrual Loans By Region (2)
North America	$14	$13	$12	$14	$14	—	—
EMEA	39	37	41	36	38	6%	(3)%
Latin America	1	1	1	1	1	—	—
Asia	3	2	1	2	—	(100)%	(100)%
Total	$57	$53	$55	$53	$53	—	(7)%

Consumer Non-Accrual Loans By Region (2) (3) (7)
North America	$3,947	$3,841	$3,560	$3,266	$2,058	(37)%	(48)%
Latin America	54	43	36	36	34	(6)%	(37)%
Asia (4)	38	28	26	22	17	(23)%	(55)%
Total	$4,039	$3,912	$3,622	$3,324	$2,109	(37)%	(48)%

OTHER REAL ESTATE OWNED AND OTHER REPOSSESSED ASSETS

OREO By Region (5):
North America	$160	$167	$155	$138	$134	(2)%	(16)%
EMEA	2	—	—	—	—	—	(100)%
Latin America	6	5	4	5	4	(20)%	(33)%
Asia	—	—	—	—	—	—	—
Total	$168	$172	$159	$143	$138	(3)%	(17)%

Other Repossessed Assets	$—	$—	$—	$—	$—

Non-Accrual Assets (NAA) (6)
Corporate Non-Accrual Loans	$57	$53	$55	$53	$53	—	(7)%
Consumer Non-Accrual Loans	4,039	3,912	3,622	3,324	2,109	(37)%	(48)%
Non-Accrual Loans (NAL)	4,096	3,965	3,677	3,377	2,162	(36)%	(47)%
OREO	168	172	159	143	139	(3)%	(17)%
Other Repossessed Assets	—	—	—	—	—
Non-Accrual Assets (NAA)	$4,264	$4,137	$3,836	$3,520	$2,301	(35)%	(46)%

NAA as a % of Total Assets	3.31%	3.39%	3.31%	3.20%	3.11%

Allowance for Loan Losses as a % of NAL	118%	91%	93%	92%	93%

See Notes (1) - (7) on page 37.

Reclassified to conform to the current period’s presentation.

CITIGROUP RECONCILIATION OF NON-GAAP FINANCIAL MEASURES (In millions of dollars, except per share amounts and ratios)

	December 31,	March 31,	June 30,	September 30,	December 31,
Common Equity Tier 1 Capital Ratio and Components	2014	2015	2015	2015	2015(1)

Citigroup Common Stockholders’ Equity(2)	$199,841	$202,782	$205,610	$205,772	$205,286
Add: Qualifying noncontrolling interests	165	146	146	147	145
Regulatory Capital Adjustments and Deductions:
Less:
Accumulated net unrealized losses on cash flow hedges, net of tax(3)	(909)	(823)	(731)	(542)	(617)
Cumulative unrealized net gain related to changes in fair value of financial liabilities attributable to own creditworthiness, net of tax(4)	279	332	474	717	441
Intangible Assets:
Goodwill, net of related deferred tax liabilities (DTLs)(5)	22,805	22,448	22,312	21,732	22,058
Identifiable intangible assets other than mortgage servicing rights (MSRs), net of related DTLs	4,373	4,184	4,153	3,911	3,598
Defined benefit pension plan net assets	936	897	815	904	794
Deferred tax assets (DTAs) arising from net operating loss, foreign tax credit and general business credit carry-forwards	23,626	23,190	23,760	23,295	23,038
Excess over 10% / 15% limitations for other DTAs, certain common stock investments and MSRs(6)	12,299	10,755	9,538	9,451	9,230

Common Equity Tier 1 Capital (CET1)	$136,597	$141,945	$145,435	$146,451	$146,889

Risk-Weighted Assets (RWA)	$1,292,605	$1,283,758	$1,278,593	$1,254,473	$1,223,862

Common Equity Tier 1 Capital Ratio (CET1/RWA)	10.57%	11.06%	11.37%	11.67%	12.0%

Supplementary Leverage Ratio

Common Equity Tier 1 Capital (CET1)	$136,597	$141,945	$145,435	$146,451	$146,889
Additional Tier 1 Capital (AT1)	11,469	12,960	14,956	15,548	17,126
Total Tier 1 Capital (T1C) (CET1 + AT1)	$148,066	$154,905	$160,391	$161,999	$164,015

Total Leverage Exposure (TLE)	$2,492,636	$2,406,286	$2,386,189	$2,363,506	$2,318,564

Supplementary Leverage Ratio (T1C / TLE)	5.94%	6.44%	6.72%	6.85%	7.1%

Tangible Common Equity and Tangible Book Value Per Share

Common Equity	$199,717	$202,652	$205,472	$205,630	$205,139
Less:
Goodwill	23,592	23,150	23,012	22,444	22,349
Intangible assets (other than MSRs)	4,566	4,244	4,071	3,880	3,721
Goodwill related to assets held-for-sale	71	174	122	190	68
Intangible assets (other than MSRs) related to assets held-for-sale	—	123	152	155	—

Tangible Common Equity (TCE)	$171,488	$174,961	$178,115	$178,961	$179,001
Common Shares Outstanding (CSO)	3,023.9	3,034.1	3,009.8	2,979.0	2,953.3
Tangible Book Value Per Share (TCE/CSO)	$56.71	$57.66	$59.18	$60.07	$60.61

(1)	Preliminary.
(2)	Excludes costs related to preferred stock outstanding in accordance with Federal Reserve Board regulatory reporting requirements.
(3)

Common Equity Tier 1 Capital is adjusted for accumulated net unrealized gains (losses) on cash flow hedges included in accumulated other comprehensive income that relate to the hedging of items not recognized at fair value on the balance sheet.

(4)

The cumulative impact of changes in Citigroup’s own creditworthiness in valuing liabilities for which the fair value option has been elected and own-credit valuation adjustments on derivatives are excluded from Common Equity Tier 1 Capital, in accordance with the U.S. Basel III rules.

(5)	Includes goodwill “embedded” in the valuation of significant common stock investments in unconsolidated financial institutions.
(6)

Assets subject to 10%/15% limitations include MSRs, DTAs arising from temporary differences and significant common stock investments in unconsolidated financial institutions. Commencing with March 31, 2015 and for the quarterly reporting periods thereafter, the deduction related only to DTAs arising from temporary differences that exceeded the 10% limitation, while at December 31, 2014, the deduction related to all three assets which exceeded both the 10% and 15% limitations.

Reclassified to conform to the current period’s presentation.